As filed with the Securities and Exchange Commission on May 18, 2026

Securities Act File No. 333-

Investment Company Act File No. 811-24186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

AB Tax-Aware Credit Opportunities Fund

(Exact name of Registrant as specified in Charter)

501 Commerce Street

Nashville, TN 37203

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 221-5672

Leon Hirth

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

(Name and address of agent for service of process)

COPIES TO:

Kenneth Young, Esq. Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 (215) 994-2988	William J. Bielefeld, Esq. Paul Stevens, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006 (202) 261-3386

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act, or as follows:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A) MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated

May 18, 2026

AB Tax-Aware Credit Opportunities Fund

Common Shares of Beneficial Interest

Class A Shares

Advisor Shares

AB Tax-Aware™ Credit Opportunities Fund is a statutory trust recently formed under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is offering through this prospectus two separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Advisor Class (“Advisor Shares”). The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

No Right of Redemption. Shareholders do not have the right to cause the Fund to redeem their Shares. No public market for the Shares exists, and the Fund contemplates that one will not develop. As an interval fund, the Fund will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”), as further described below under “Interval Fund.” Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares, shareholders should consider the Shares to be illiquid.

Investment Objective. The Fund’s investment objective is to seek to deliver a high level of after-tax total return through income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategy. The Fund seeks to achieve its investment objective by investing primarily in credit investments (collectively, the “Credit Investments”), which are defined as fixed income securities with a credit rating below AA-. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment and quarterly) in a portfolio of Credit Investments. Credit Investments include tax-exempt municipal securities, taxable municipals and taxable securities. The Fund may invest in Credit Investments with any maturity or duration. The Fund may invest up to 35% in non-municipal securities, including corporate debt securities, non-government mortgage backed and other asset-backed securities, loans, preferred equity, and derivatives. At times, the Fund will invest a significant portion of its assets in Credit Investments that are rated below investment grade by rating agencies or are unrated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the Credit Investments will have no public credit rating. The absence of a public credit rating does not reflect the credit quality of a security and a significant portion of securities are unrated, as obtaining a rating is often not economically practical for a given issuance. See “Investment Objective” and “Investment Strategy.”

The Fund seeks to invest in high yield municipal securities in both publicly syndicated market transactions and directly sourced opportunities. Publicly syndicated market transactions are generally available to a broad range of investors and are executed in the over-the-counter (“OTC”) market by market maker dealers or from an underwriter for newly-issued securities. Directly sourced municipal transactions are a specialty type of financing in the municipal market that generally involve direct and enhanced interactions with issuers and underwriters and involve a smaller number of investors than publicly syndicated transactions. Directly sourced municipal transactions involve enhanced due diligence, investor partnership, and transaction complexity. Certain complex municipal transactions are not easily financed through traditional public offering channels due to the specific challenges or needs of the borrower. This complexity creates the opportunity for AllianceBernstein, L.P., the Adviser, to add value to the Fund’s investors by adding value to borrowers in such transactions. Directly sourced high yield transactions may offer investor benefits including, among others: (i) yield premiums relative to similar public market issuances; (ii) enhanced due diligence through early involvement, providing additional time to conduct fundamental credit analysis and evaluate risks; (iii) direct relationships with borrowers, providing the benefits of future transaction opportunities and ongoing risk mitigation; and (iv) capital gain opportunities derived from yield premiums at issuance and the Adviser’s underwriting and legal structuring expertise.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, shareholders should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of January, April, July and October and expects to make its initial repurchase offer after its first full quarter upon commencement of operations. See “Risks Related to the Structure of the Fund — Repurchase Program Risk” and “Share Repurchase Program.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

•	The Fund is newly organized and has no operating history.

•	There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

•

The Shares are not listed on any securities exchange, nor is it intended that the Fund’s Shares will be listed on a national securities exchange at this time, if ever. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares.

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all, and the amount of distributions that the Fund may pay, if any, is uncertain.

•	Investing in our Shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

•

The Fund may pay distributions, in significant part, from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as return of capital, offering proceeds or borrowings.

•

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

•

An investor will pay a sales load of up to 2.50% on the amounts it invests. If an investor pays the maximum aggregate 2.50% sales load, the investor must experience a total return on the investor’s net investment of [  ]% in order to recover these expenses. The sales load applies only to Class A Shares.

	Per Class A Share	Per Advisor Share	Total
Public offering price(1)	Current NAV, plus sales load	Current NAV	$ Unlimited
Maximum Sales Load(2)	2.50%	—	Up to 2.50%
Proceeds, before expenses, to the Fund	$ amount invested at Current NAV	$ amount invested at Current NAV	$ Unlimited

(1)

Class A Shares and Advisor Shares are or will be continuously offered by AllianceBernstein Investments, Inc., the Fund’s principal underwriter, at a price per Share equal to the NAV per Share for such class. Each share class will initially be offered at $[ ] per Share. The required minimum initial investment for Class A Shares is $2,500. The minimum additional investment for Class A Shares is $50.

(2)

Investors purchasing Class A Shares may be charged a sales load of up to 2.50% of the investor’s gross purchase. Advisor Shares are not subject to a sales load. While Advisor Shares are not subject to a front-end sales charge, if you purchase Advisor Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The Fund is offering on a continuous basis an unlimited number of Shares.

(3)

The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $[ ] or approximately $[ ] per share. The Adviser will bear the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) between the Fund and the Adviser, the Fund may be obligated to reimburse the Adviser for any such payments. See “Fund Expenses.”

Investing in Fund Shares involves a high degree of risk. See “Risk Factors and Special Considerations.”

Investment Adviser. AllianceBernstein, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon request and without charge. For a free copy of the Fund’s annual or semi-annual report or to request other information or ask questions about the Fund, contact your financial advisor or call (800) 227-4618. Shareholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, by visiting the Adviser’s website, at ABFunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

The date of this prospectus is [     ], 2026

TO ALL INVESTORS

This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information other than the information contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor.

PROSPECTUS SUMMARY

The following discussion summarizes certain information contained in this prospectus relating to AB Tax-Aware Credit Opportunities Fund (the “Fund”) and the terms of the offering, including the potential merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund.

Overview of the Fund	The Fund is a Delaware statutory trust that is registered as a continuously offered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is operated as an “interval fund”.

The Fund currently offers two separate classes of shares designated as Class A Shares and Advisor Shares (“Shares”). The Fund relies on exemptive relief from the Securities and Exchange Commission (the “SEC”) to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”). The Fund may offer other additional classes of Shares in the future with fees and expenses that differ from the classes of Shares described herein.

Investment Objective	The Fund’s investment objective is to seek to deliver a high level of after-tax total return through income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

Investment Strategy	The Fund intends to achieve its investment objective by investing primarily in Credit Investments, which are defined as fixed income securities with a credit rating below AA-. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment and quarterly) in a portfolio of Credit Investments. The Credit Investments include tax-exempt municipal securities, taxable municipals and taxable securities. The Fund may invest up to 35% in non-municipal securities, including corporate debt securities, non-government mortgage backed and other asset-backed securities, loans, preferred equity, and derivatives. At times, the Fund will invest a significant portion of its assets in Credit Investments that are rated below investment grade by rating agencies or are unrated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the Credit Investments will have no public credit rating. The absence of a public credit rating does not reflect the credit quality of a security and a significant portion of securities are unrated, as obtaining a rating is often not economically practical for a given issuance.

The Fund seeks to invest in high yield municipal securities in both publicly syndicated market transactions and, directly sourced opportunities. Publicly syndicated market transactions are generally available to a broad range of investors and are executed in the over-the-counter (“OTC”) market by market maker dealers or from an underwriter for newly-issued securities and involve a smaller number of investors than publicly syndicated transactions. Directly sourced municipal transactions are a specialty type of financing in the municipal market that generally involve direct and enhanced interactions with issuers and underwriters. Directly sourced municipal transactions involve enhanced due diligence, investor partnership, and transaction complexity. Certain complex municipal transactions are not easily financed through traditional public offering channels due to the specific challenges or needs of the borrower. This complexity creates the opportunity for AllianceBernstein, L.P., the Adviser, to add value to the Fund’s investors by adding value to borrowers in such transactions. Directly sourced high yield transactions may offer investor benefits including, among others: (i) yield premiums relative to similar public market issuances; (ii) enhanced due diligence through early involvement, providing additional time to conduct fundamental credit analysis and evaluate risks; (iii) direct relationships with borrowers, providing the benefits of future transaction opportunities and ongoing risk mitigation; and (iv) capital gain opportunities derived from yield premiums at issuance and the Adviser’s underwriting and legal structuring expertise. The Adviser’s credit research team evaluates potential directly sourced opportunities and presents them to the portfolio management team for discussion. Every bond receives an internal credit research rating and is actively monitored throughout the duration of the investment.

The Fund’s 80% policy with respect to investments in Credit Investments is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes in the particular type of investment suggested by its name. The Fund’s investments in derivatives (valued at their notional amount for purposes of the Fund’s 80% policy), other investment companies and other instruments are counted towards the Fund’s 80% investment policy to the extent they provide investment exposure to Credit Investments or to market risk factors associated with the investment focus suggested by the Fund’s name.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including credit quality, covenant protection, yield, relative value, bond structure, diversification benefits, relative expected after-tax returns of municipal and taxable securities, and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in: forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may enter into TOB transactions in which the Fund transfers one or more municipal securities into a special purpose entity (the “TOB Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the TOB Trust in return. The TOB Trust simultaneously issues securities that pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the TOB Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the TOB Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the TOB Trust, which may include payments to the trustee and the liquidity provider and organizational costs. The Fund receives cash proceeds from the TOB Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage.

To the extent permitted by law, the Fund intends to co-invest in investments with other investment funds, separately managed accounts, proprietary accounts and other investment vehicles managed by the Adviser or its affiliates (collectively, the “Other Accounts”). The 1940 Act imposes significant limits on the ability of the Fund to co-invest with Other Accounts. The Adviser and the Fund rely on an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in investments (the “Exemptive Order”), subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

Use of Leverage	The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including through transactions involving TOBs, variable rate muniterm preferred shares, variable rate demand preferred shares, and municipal securitizations, funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are preferred stock, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Selected Risk Factors	The following discussion of selected risk factors associated with an investment is intended to offer a summary of certain principal risks of investing in Fund Shares. Shareholders should review the broader discussion of Fund risks included in the “Risk Factors and Special Considerations” section of this prospectus before making an investment in the Fund. Different risks may be more significant at different times depending on market conditions.

General Market Risks

General Risk. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

General Economic and Market Conditions Risk. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers (including tariffs) and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Market Disruptions and Geopolitical Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), international wars, instability or conflicts in regions such as Asia, Eastern Europe and the Middle East (and the global responses thereto), terrorism, natural disasters and public health epidemics and pandemics. The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, disruptions to interest and inflation rates, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

Certain Risks Related to the Fund’s Investment Strategy and Investments by the Fund

The performance of the Fund may be volatile and subject to risk. Some of the risks relating to the Fund’s investments and investment strategies are as follows:

Interest Rate Risk. Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Credit Risk. An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Inflation Risk. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Tax Risk. There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular U.S. federal, and if applicable, state and local income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Leverage Risk. To the extent the Fund uses leveraging techniques, such as TOBs, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Tender Option Bond (“TOB”) Transactions Risk. The Fund may enter into TOB transactions in which the Fund transfers one or more municipal securities into a special purpose entity (the “Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the Trust in return. The Trust simultaneously issues securities that pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the Trust, which may include payments to the trustee and the liquidity provider and organizational costs. The Fund receives cash proceeds from the Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

To the extent that the Fund, rather than a third-party bank or financial institution, serves as the sponsor of a TOB trust, the Fund’s duties and responsibilities under such an arrangement may give rise to certain risks including compliance, securities laws and operational risks. Investments in TOBs may be limited by applicable requirements of the 1940 Act.

Illiquid Investments Risk. Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Distressed and Defaulted Obligations Risk. The Fund will invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, or having substantial capital needs (including issuers involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted securities. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the investments in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled issuers is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such issuers’ obligations may be considered speculative, and the ability of such issuers’ to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, or economic factors. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful debt reorganization or similar action will become available. Unless such investments are most senior, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Derivatives Risk. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Certain Regulatory, Legal and Operational Risks

Repurchase Program Risk. Although the Fund intends to implement a quarterly Share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the repurchase request deadline (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Risks Relating to Fund’s RIC Status. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any).

The Board would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

Other Tax-Related Risk. The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares of its common stock and any preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of its common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of its common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses; (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year; (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year; and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate.

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Management Risk. The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Counterparty Risk. The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. The Adviser currently manages and may in the future manage and advise Other Accounts, which may have similar or overlapping investment objectives, in whole or in part, to those of the Fund. An Affiliate of the Adviser has received an exemptive order from the SEC that permits the Fund to co-invest with certain other persons, including certain affiliated accounts managed and controlled by the Adviser. Subject to the 1940 Act and the conditions of the co-investment order issued by the SEC, the Fund may, in certain circumstances, invest with or otherwise participate alongside such Other Accounts on a basis that the Adviser considers fair, reasonable and equitable. Not all investments which are consistent with the Fund’s investment objectives will necessarily be presented to the Fund. In addition, in some instances, investments of the Fund may be made available to and shared with Other Accounts or third-party co-investors. Certain Other Accounts have or will have substantially the same investment objective as the Fund and investment opportunities are expected to be allocated between these Other

Accounts and the Fund in accordance with the Adviser’s investment allocation policy and procedures, which makes such allocations on a basis that the Adviser believes in good faith to be fair and reasonable.

Under circumstances where the Fund may invest in financial instruments in which an Other Account has already invested or is expected to invest, there can be no assurance that the Other Accounts will invest on the same terms, and invest and divest at the same time, as the Fund and no assurance can be made that such conflicts will not materialize. In addition, there may be certain situations where the Fund and an Other Account make separate investments in the same issuer, in which case the terms of the Fund’s investment, including the type of security purchased, may be different from the terms of such Other Account’s investment or the type of security that the Other Account purchases (or the level at which the investment is made in an issuer’s capital structure). Conflicts could arise after an Other Account on the one hand, and the Fund on the other hand, make separate investments in the same financial instrument with respect to the manner and timing of the Fund’s exit from the investment compared to such Other Account’s exit. Furthermore, to the extent that the Fund holds a security that is different (or more or less senior) than those held by such Other Accounts, the Adviser may be presented with decisions involving circumstances where the investments of such Other Accounts are in conflict or competition with those of the Fund, particularly where an investment becomes distressed. In that regard, actions may be taken for the Other Accounts that are adverse to the Fund. In addition, it is possible that in a bankruptcy proceeding the interest of the Fund may be subordinated or otherwise adversely affected by virtue of the involvement and actions of such Other Accounts with respect to such investment. Furthermore, the Adviser may elect to serve on equity holders’ committees, creditors’ committees or other groups to ensure preservation or enhancement of the Fund’s and/or the Other Accounts’ positions as equity holders or creditors. As a member of any such committee or group, the Adviser may owe certain obligations generally to all parties similarly situated that the committee represents, which may create conflicts with the duties the Adviser owes to the Fund.

Other Accounts managed by the Adviser have, and may in the future have, investment objectives similar, in part, to or overlapping with those of the Fund, or that may conflict with those of the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. There may be circumstances where investments that are consistent with the Fund’s investment objectives may be required or permitted to be made by or shared with such Other Accounts. The Fund may be prohibited (due to, for example, priority or exclusivity rights granted to other investment funds or regulatory limitations) from pursuing certain investment opportunities and may find that its ability to participate in any particular opportunity may be limited. Where participation in specific investment opportunities may be appropriate for both the Fund and Other Accounts, certain investment opportunities may exist when both the Fund and Other Accounts invest together that may not exist if they do not (e.g., investment opportunities that require larger investment commitments). It should also be noted that Other Accounts may have different time horizons and/or investment periods which could result in portfolio construction, liquidation timeframes and performance attributes. Even if an Other Account has investment objectives, programs or strategies that are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund for a variety of reasons, including differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.

New Fund Risk. The Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Each investor whose subscription for Shares is accepted by the Board or its designee will become a “shareholder” of the Fund. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the shareholders.

Investment Adviser	AllianceBernstein, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In consideration of the investment advisory services provided by the Adviser to the Fund, the Fund will pay the Adviser a management fee

(the “Management Fee”) for services performed under the Advisory Agreement equal to [ ]% per annum multiplied by the daily weighted average NAV of the Fund, including any temporary investments. The Management Fees will be paid monthly in arrears. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month.

Administrator	[ ] serves as the administrator to the Fund (in such capacity, the “Administrator”) pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. [In accordance with the Administration Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel.]

The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf. Any expenses that the Administrator incurs in connection with the engagement of a third-party administrator will be subject to reimbursement by the Fund.

Distributor	The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc. (the “Distributor”), under which the Distributor serves as the Fund’s principal underwriter and acts as distributor and placement agent of the Fund’s Shares on a best efforts basis, subject to various conditions.

Transfer Agent	The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc. (the “Transfer Agent”), under which the Transfer Agent provides transfer agency services to the Fund.

Custodian	The Fund has also entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian provides custodian services to the Fund.

Conflicts of Interest	For a discussion of certain conflicts of interest with respect to the Fund, the Adviser, and its affiliates, see “Conflicts of Interest.”

How to Buy Shares	As discussed above, the Fund relies on the Multi-Class Exemptive Relief and it is anticipated that in the future, the Fund may offer additional classes of shares pursuant to the Multi-Class Exemptive Relief, which will be subject to different fees and expenses than the Shares, as described herein.

The Fund’s Shares are offered on a daily basis at NAV per Share. Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus an applicable sales load. See “Plan of Distribution” for purchase instructions and additional information.

The following table describes the initial and subsequent minimum purchase amounts for each class of Shares, which are subject to waiver in certain circumstances:

	Initial	Subsequent
Class A Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	$2,500	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	N/A	N/A
Class A Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, where in each case plan level or omnibus accounts are held on the books of the Fund.	$2,500	$50

The Fund reserves the right to waive investment minimums. See “How to Buy Shares – Class A Shares – Shares Available to Retail Investors.”

Distribution and/or Servicing Fees	Under the Multi-Class Exemptive Relief, the Fund is subject to Rule 12b-1 under the Investment Company Act. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) and intends to pay the Distribution and/or Servicing Fee (as defined below) under such plan. With respect to its Class A Shares, the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

The amount of these fees for each class of the Fund’s Shares is:

Distribution and/or Servicing Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	[ ]%
Advisor Shares	0.00%

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. The Distributor retains these fees for certain shareholder accounts, including those held directly with the Fund (with no associated financial intermediary). [0.25]% of such fee is a shareholder servicing fee and the remaining portion is a distribution fee.

Who Should Invest	The Fund is designed for investors who are seeking high levels of after-tax total return, through income and capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The Shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets. A prospective investor should read this prospectus in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

Tax Aspects	The Fund intends to elect to be treated and to qualify as a RIC for U.S. federal income tax purposes. Distributions to shareholders out of tax-exempt interest income earned by the Fund are not subject to U.S. federal income tax, provided that, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of tax-exempt obligations. Under current tax law, some individuals may be subject to the federal alternative minimum tax (“AMT”) on distributions attributable to income from certain private activity bonds in which the Fund may invest. Distributions out of taxable interest, other investment income (including payments received from swap agreements, which will result in taxable income rather than tax-exempt income), and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will generally be taxable to shareholders as long-term capital gains. Since the Fund’s investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as “qualified dividend income.” shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from U.S. federal income taxes. The Fund will report annually to shareholders the percentage and source of interest earned by the Fund that is exempt from U.S. federal income tax. Please refer to the “U.S. Federal Income Tax Considerations” section of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares of the Fund. Shareholders should consult their own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund. As soon as practicable after the end of each calendar year, the Fund intends to send to each U.S. Shareholder an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of each non-U.S. Shareholder, an annual IRS Form 1042-S.

Certain ERISA and Related Considerations

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and/or Section 4975 of the Code, such as individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, it is expected that the underlying assets of the Fund will not constitute “plan assets” of any Plan (as defined herein) investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules and/or Section 4975 of the Code. Accordingly, it is not expected that the Adviser will be a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Plan that becomes a shareholder, solely as a result of the Plan’s investment in the Fund. Each Plan that purchases Shares must independently determine that the Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA and the Code as applicable. See “Certain ERISA and Related Considerations.”

Distributions	The Fund intends to make distributions on a monthly basis in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out once a year (unless otherwise permitted by the 1940 Act or any exemptive relief provided by the SEC). See “Distributions.”

Share Classes	The Fund currently offers two different classes of Shares: Class A Shares and Advisor Shares on a continuous basis. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for you. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares and the total costs and expenses associated with a particular share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which share class is best for you. Not all financial intermediaries offer all classes of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distribution Reinvestment Plan	The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its shareholders, which is an “opt out” dividend reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of the Fund’s Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested (net of applicable withholding tax) in additional Shares, rather than receiving the cash distribution. If a shareholder elects to “opt out,” that shareholder will receive cash dividends or other distributions. shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s amended and restated declaration of trust (the “Declaration of Trust”).

Fiscal Year	For accounting purposes and tax purposes, the Fund’s fiscal year is the 12-month period ending on [ ].

Independent Accountants	The Board of Trustees has selected [ ] (the “Auditor”), an independent registered public accounting firm located at [ ], that provides audit services and assistance and consultation with respect to the preparation of filings with the SEC, as the independent registered public accounting firm of the Fund. The Auditor is responsible for the auditing of the annual financial statements of the Fund.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly.

	Class A		Advisor
Shareholder Transaction Fees:
Maximum Sales Load (percentage of offering price)(1)	2.50%		None
Maximum Contingent Deferred Sales Load	[	]%	None
Early Repurchase Fee	None		None
Annual Fund Expenses (as a percentage of net assets)(2):
Management Fee(2)	[	]%	[	]%
Interest Expenses on Borrowed Funds(3)	[	]%	[	]%
Other Expenses(4)	[	]%	[	]%
Distribution and/or Servicing Fee	[	]%	[	]%
Other operating expenses	[	]%	[	]%
Total Annual Fund Expenses	[	]%	[	]%

[Fee Waiver and/or Expense Reimbursement](5)	[	]%	[	]%

Total Annual Fund Expenses After Fee Waiver and/or Expense Reimbursement(5)	[	]%	[	]%

(1)

Investors purchasing Class A Shares may be charged a sales load of up to 2.50% of the investor’s gross purchase. Purchases of Class A shares in amounts of $[●] or more may be subject to a [ ]%, [ ]-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. While Advisor Shares are not subject to a front-end sales charge, if you purchase Advisor Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. See “Plan of Distribution.”

(2)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory services that the Adviser provides to the Fund. See “Investment Advisory Agreement.”
(3)	“Interest Expenses on Borrowed Funds” assumes an annual average indebtedness of approximately [ ]% of the Fund’s average annual net assets with a projected interest rate expense of [ ]%.
(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(5)

[The Adviser has contractually agreed to reimburse expenses (exclusive of Management Fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to [ ]% of the Fund’s average daily net assets. This contractual arrangement will remain in effect at least until one year from the effective date of this Registration Statement, unless the Board approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.]

Example:

You would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

	Class A			Advisor Shares
After 1 Year	$	[	]	$	[	]
After 3 Years	$	[	]	$	[	]
After 5 Years	$	[	]	$	[	]
After 10 Years	$	[	]	$	[	]

The Example is based on the estimated fees and expenses set out above, except that the Example assumes that (i) organizational and offering costs, which are included in the Fund’s expenses set out above, are only incurred in the first year; and (ii) [the fee waiver and expense reimbursement] is in effect for only the first year. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

OVERVIEW OF THE FUND

The Fund is a statutory trust formed under the laws of the State of Delaware and registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as a continuously offered non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s principal office, including its office for service of process, is located at 501 Commerce Street, Nashville, TN 37203. The Fund operates as an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV.

The Fund relies on exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early withdrawal fees as applicable. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.” The Fund may offer additional classes of Shares in the future.

AllianceBernstein, L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the Advisory Agreement. The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

USE OF PROCEEDS

The Fund intends to use the net proceeds from the sale of its securities to acquire investments in accordance with the Fund’s investment objective and strategies described herein, marketing to acquire new investors and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.

STRUCTURE

The Fund has been organized as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to shareholders, the Fund will be structured as an interval fund and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. With event-driven strategies or similar types of investments, the ability to hold positions — through all manner of market environments — until the occurrence of the anticipated event or catalyst that unlocks value is crucial. Features that interfere with this ability (such as daily redemptions permitted by open-end funds that can require the premature sale of investments) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.

INVESTMENT OBJECTIVE

The investment objective of the Fund will be to seek to deliver a high level of after-tax total return through income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in credit investments (collectively, the “Credit Investments”), which are defined as fixed income securities with a credit rating below AA-. Credit Investments include tax-exempt municipal securities, taxable municipals and taxable securities.

INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment and quarterly) in a portfolio of Credit Investments. The Credit Investments include tax-exempt municipal securities, taxable municipals and taxable securities. The Fund may invest up to 35% in non-municipal securities, including corporate debt securities, non-government mortgage backed and other asset-backed securities, loans, preferred equity, and derivatives. At times, the Fund will invest a significant portion of its assets in Credit Investments that are rated below investment grade by rating agencies or are unrated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the Credit Investments will have no public credit rating. The absence of a public credit rating does not reflect the credit quality of a security and a significant portion of securities are unrated, as obtaining a rating is often not economically practical for a given issuance.

The Fund seeks to invest in high yield municipal securities in both publicly syndicated market transactions and directly sourced opportunities. Publicly syndicated market transactions are generally available to a broad range of investors and are executed in the OTC market by market maker dealers or from an underwriter for newly-issued securities. Directly sourced municipal transactions are a specialty type of financing in the municipal market that generally involve direct and enhanced interactions with issuers and underwriters and involve a smaller number of investors than publicly syndicated transactions. Directly sourced municipal transactions involve enhanced due diligence, investor partnership, and transaction complexity. Certain complex municipal transactions are not easily financed through traditional public offering channels due to the specific challenges or needs of the borrower. This complexity creates the opportunity for AllianceBernstein, L.P., the Adviser, to add value to the Fund’s investors by adding value to borrowers in such transactions. Directly sourced high yield transactions may offer investor benefits including, among others: (i) yield premiums relative to similar public market issuances; (ii) enhanced due diligence through early involvement, providing additional time to conduct fundamental credit analysis and evaluate risks; (iii) direct relationships with borrowers, providing the benefits of future transaction opportunities and ongoing risk mitigation; and (iv) capital gain opportunities derived from yield premiums at issuance and the Adviser’s underwriting and legal structuring expertise. The Adviser’s credit research team evaluates potential directly sourced opportunities and presents them to the portfolio management team for discussion. Every bond receives an internal credit research rating and is actively monitored throughout the duration of the investment.

The Fund’s 80% policy with respect to investments in Credit Investments is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes in the particular type of investment suggested by its name. The Fund’s investments in derivatives (valued at their notional amount for purposes of the Fund’s 80% policy), other investment companies and other instruments are counted towards the Fund’s 80% investment policy to the extent they provide investment exposure to Credit Investments or to market risk factors associated with the investment focus suggested by the Fund’s name.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in: forward commitments; tender option bonds (“TOBs”); zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may enter into TOB transactions in which the Fund transfers one or more municipal securities into a special purpose entity (the “TOB Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the TOB Trust in return. The TOB Trust simultaneously issues securities that pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the TOB Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the TOB Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the TOB Trust, which may include payments to the trustee and the liquidity provider and organizational costs. The Fund receives cash proceeds from the TOB Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage.

The Fund is permitted to invest, without limitation, directly or indirectly, on margin or otherwise, in securities, other financial instruments of U.S. and non-U.S. entities and other assets, including capital stock; shares of beneficial interest; partnership interests and similar financial instruments; bonds, notes and debentures (whether subordinated, convertible or otherwise); claims or other causes of action, matured or unmatured, contingent or otherwise, of creditors and/or equity holders of any person against such person, including, without limitation, “claims” and “interests,” in each case as defined under title 11 of the United States Code entitled “Bankruptcy,” as the same may be hereafter amended from time to time, and any successor statute or statutes thereto, and all rights and options relating to the foregoing; currencies; commodities; physical and intangible assets; interest rate, currency, commodity, equity and other derivative products, including (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (ii) swaps, options, swaptions, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; repurchase and reverse repurchase agreements; loans; structured finance instruments; accounts and notes receivable and payable held by trade or other creditors; trade acceptances;

contract and other claims; executory contracts; participations; mutual funds, exchange-traded funds and similar financial instruments; money market funds; obligations of the United States or any non-U.S. government, or any country, state, governmental agency or political subdivision thereof; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature that exist now or are hereafter created, in each case, of any person, whether or not publicly traded or readily available.

The Fund may invest in one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries.”) The Fund may form a Subsidiary in order to, among other things, pursue its investment objective and strategy in a more tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments will also refer to any Subsidiary’s investments.

Investment Process. The Adviser adheres to an established credit research and investment process framework. The Adviser’s research team will evaluate potential opportunities and present them to the portfolio management team for discussion on the credit’s attractiveness and its suitability for inclusion in the portfolio. Furthermore, every bond receives an internal credit research rating and is actively monitored throughout the duration of the investment. The Adviser’s fundamental credit analysis is a dynamic, multi-layered process that combines top-down macroeconomic insights, bottom-up issuer-specific evaluations, and technology-driven screening tools to assess municipal creditworthiness across a broad universe of securities. The process begins with a macro-level perspective to identify systemic risks and opportunities that influence municipal credit markets, including macro analysis of inflation and interest rate projections, demographic shifts and population trends, and global liquidity conditions and investor risk appetite, as well as industry analysis encompassing regulatory and legal frameworks, the political landscape and policy direction, and sector-specific pressures and structural challenges. These insights inform sector allocation and help establish broader risk targets. The Adviser then conducts detailed security-level analysis to evaluate the strength and stability of individual issuers, incorporating qualitative security analysis of management quality and experience, covenant protections and legal safeguards, and governance standards and disclosure practices, together with quantitative security analysis of historical financial performance, debt service coverage and liquidity metrics, pro-forma capital structure assessments, and collateral valuation relative to outstanding debt. This dual-layered approach provides a comprehensive understanding of each issuer’s credit profile.

Additional Information Regarding the Fund’s Investment Strategy

There can be no assurance that the investment strategies employed by the Adviser will be successful or result in the investment objective of the Fund being achieved. In addition, the investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the 1940 Act and its intention to be treated as a RIC under Subchapter M of the Code. See “Investment Restrictions,” and “U.S. Federal Income Tax Considerations.”

Co-Investment Exemptive Relief

To the extent permitted by law, the Fund intends to co-invest in investments with Other Accounts. The 1940 Act imposes significant limits on the ability of the Fund to co-invest with Other Accounts. The Adviser and the Fund rely on the Exemptive Order subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

Short-Term Investments

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. The Fund may also utilize short-term investments for cash management purposes.

Short-term investments are short-term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; (v) other investment companies that invest principally in money market instruments; and (vi) variable-rate demand obligations. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund is speculative and involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in this prospectus occur, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment. Different risks may be more significant at different times depending on market conditions.

General Market Risks

General Risk. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

General Economic and Market Conditions Risk. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers (including tariffs and sanctions), currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Market Disruptions and Geopolitical Events Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), international wars, instability or conflicts in regions such as Asia, Eastern Europe and the Middle East (and the global response thereto), terrorism, natural disasters and public health epidemics and pandemics. The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, disruptions to interest and inflation rates, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the U.S. and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

Consequently, the Fund may not be capable of, or successful at, preserving the value of their assets, generating positive investment returns or effectively managing their risks.

Systemic Risk. Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other independent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Fund interacts are all subject to systemic risk. A systemic failure could have material adverse consequences on the Fund and on the markets for the investments in which the Fund seeks to invest.

Certain Risks Related to Investment Strategies by the Fund

Interest Rate Risk. Changes in interest rates can affect the value of the Fund’s investments in fixed-income instruments. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and, inflation rates, governmental actions and other factors. Sustained future interest rate volatility may cause the value of the fixed-income securities held by the Fund to decrease, which may result in substantial withdrawals from the Fund that, in turn, forces the Fund to liquidate such securities at disadvantageous prices negatively impacting the performance of the Fund.

Competition; Availability of Investments Risk. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to identify or successfully pursue attractive investment opportunities in the markets in which the Fund intends to invest for many reasons, including competition for attractive investment opportunities and changes in markets or economic conditions. As a result, there can be no assurance that there will be a sufficient number of suitable investment opportunities to enable the Fund to invest all of its capital in opportunities that satisfy the Fund’s investment objectives or that such investment opportunities will lead to completed investments by the Fund.

Leverage Risk. The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage through TOBs or through forward commitments, reverse repurchase agreements, and other financing transactions, including by issuing preferred shares and/or notes, and borrowing funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased Share dividends, but also creates risks for the Fund’s shareholders, including increased variability of the Fund’s net income, distributions, and/or NAV. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s shareholders. To the extent that the Fund makes investments in debt instruments structured with floating rate floors, the Fund will not realize additional income if rates increase during periods when the applicable floating rate remains below the corresponding floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund engages in borrowings, it will pay interest on its borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

During periods of rising short-term interest rates, the interest paid on floaters in TOBs would increase, which may adversely affect the Fund’s net return. If rising short-term rates coincide with a period of rising long-term rates, the value of securities with longer-term maturities purchased with the proceeds of leverage would decline, adversely affecting the Fund’s NAV. In certain circumstances, adverse changes in interest rates or other events could cause a TOB trust to terminate or collapse, potentially requiring the Fund to liquidate the longer term securities at unfavorable prices to meet the Fund’s outstanding obligations. Rule 18f-4 under the 1940 Act imposes limits on the Fund’s utilization of certain derivatives and other forms of leverage. Rule 18f-4, among other things, permits a fund to treat TOBs (and other similar financing transactions) either as borrowings (subject to asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f-4. The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s Shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its shareholders or to repurchase its shares will be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the Fund’s lenders.

As a closed-end management investment company, the Fund is permitted, under specified conditions, to issue senior securities that are stock if the Fund’s asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after issuance. As defined in the 1940 Act, asset coverage of 200% means that for every $100 of net assets the Fund holds, the Fund may raise $100 from issuing senior securities. Under the 1940 Act, any preferred stock the Fund issues would constitute a “senior security” for purposes of the 200% asset coverage test.

In addition, while any senior securities remain outstanding, the Fund may be required to make provisions to prohibit any dividend distribution to the Fund’s shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase after giving effect to the distribution or repurchase. The Fund is also permitted to borrow amounts up to 5% of the value of the Fund’s total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of the Fund’s total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes.

The Fund will pay (and shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund’s Shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s shareholders and result in a reduction of the NAV of the Fund’s Shares.

So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, the leverage may cause shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to shareholders.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s Shares; and

•	leverage may increase expenses (which will be borne entirely by shareholders), which may reduce total return.

Effects of Leverage. The table below assumes that the Fund’s borrowings represent approximately [ ]% of the Fund’s net assets (the amount outstanding as of [ ]) and that the Fund bears expenses related to such borrowings at an annual effective interest rate of [ ]% (based on interest rates for such borrowing as of a recent date). The table below also assumes that the annual return that the Fund’s portfolio must experience (net of expenses not related to borrowings) in order to cover the costs of such borrowings would be approximately [ ]%. These figures are estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of the Fund’s leverage due to borrowings on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5%, and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%		(5.00)%		0.00%		5.00%		10.00%
Corresponding Share Total Return	[	]	[	]	[	]	[	]	[	]

Corresponding Share Total Return is composed of two elements – the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s borrowings) and gains or losses on the value of the securities the Fund owns.

ESG Integration. The Adviser integrates material environmental, social and governance (“ESG”) considerations into its research and investment analysis with the goal of maximizing return and managing risk within the Fund’s investment objective and strategies. The Adviser analyzes issuer practices to identify potentially material ESG factors, which may include environmental impact, governance practices, and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments in the Fund’s portfolio, and the weight given to ESG factors in any particular investment decision will vary.

ESG considerations are one input among many in the Adviser’s investment process and do not constitute a binding constraint on the Fund’s investments. The Fund does not operate as an ESG-focused or sustainable investment fund, and the Adviser does not represent that all of the Fund’s investments will satisfy any particular ESG standard or criteria.

Expedited Transactions Risk. Investment analyses and investment decisions may be undertaken on an expedited basis in order for the Fund to take advantage of available investment opportunities. In such cases, the information available at the time of an investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a thorough evaluation of the investment opportunity. Further, the Adviser may conduct its due diligence activities over a very brief period.

Hedging Transactions Risk. The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

Lack of Diversification of the Fund’s Overall Portfolio Risk. The Fund’s portfolio could become significantly focused in any one issuer, industry, sector, strategy, country or geographic region, subject to the limits set forth in this prospectus. The likelihood that the Fund’s portfolio will be focused will be higher during the initial ramp-up and launch of the Fund. In addition, it is possible that the Adviser may select investments that are concentrated in a limited number or types of investments. There is no assurance as to the degree of diversification that will actually be achieved in the Fund’s investments either by geographic region or asset type. The Fund may make investments assuming contemplated sales that do not actually occur as expected, which could lead to increased risk as a result of the Fund’s having an unintended longer term investment and reduced diversification. This limited diversification may result in the concentration of risk, which, in turn, could expose the Fund to losses disproportionate to market movements in general if there are disproportionately greater adverse price movements in such investments.

Risk of Loss. No guarantee or representation is made that the Fund’s investment program, including, without limitation, the Fund’s investment objective, diversification strategies or risk monitoring goals, will be successful. Investment results may vary substantially over time. No assurance can be made that profits will be achieved or that substantial or complete losses will not be incurred. Past investment results of the Adviser (or investments otherwise made by the Adviser’s investment professionals) are not necessarily indicative of their future performance.

Risks Related to Specific Investments

Directly Sourced Municipal Bond Investments. Municipal bond issuers may experience financial distress as a result of adverse economic conditions, reduced tax receipts, political developments, changes in law, or unsustainable debt burdens. Bonds backed by specific revenue streams are subject to the continued availability and sufficiency of those revenues, which may be volatile, cyclical, or subject to third-party actions. There can be no assurance that an issuer will be able to meet its payment obligations in full or on a timely basis. Directly sourced municipal bonds may be highly illiquid. There may be limited or no established secondary market for such investments, and the Fund may be unable to liquidate a position when desired or required, or may be forced to do so at a substantial discount. Illiquidity may be exacerbated during periods of market stress or downturns, potentially impairing the Fund’s ability to meet redemption requests or rebalance its portfolio. If the Fund sources investments directly, it may hold a concentrated portfolio with exposure to a limited number of issuers, obligors, geographic regions, industries, or revenue sources. Adverse developments affecting a particular issuer, project, or region may have a disproportionate impact on the Fund compared to a more diversified strategy. In addition, where the Fund participates in a directly sourced transaction with the expectation of syndicating a portion of its position to other investors, there can be no assurance that such syndication will be completed to the extent anticipated or at all. If the Fund is unable to syndicate a position as planned, it may be required to hold a larger exposure to a single issuer or transaction than originally intended, which could result in increased concentration risk and potential losses disproportionate to those that would be experienced in a more diversified portfolio. In addition, municipal bonds differ widely in their legal structure, security arrangements, priority of payment, covenants, reserve requirements, and remedies upon default. Bondholder rights may be limited by state or local law, and enforcement of such rights may be costly, uncertain, delayed, or ineffective. Bankruptcy or insolvency proceedings involving municipal issuers are complex and may materially impair recoveries. Many directly sourced municipal bonds do not trade regularly, and reliable market quotations may be unavailable. As a result, the Fund may value certain investments using models, estimates, or third-party pricing services. Such valuations may not accurately reflect the price at which the investment could be sold and may fluctuate significantly over short periods of time. Direct sourcing requires extensive credit analysis, legal structuring, documentation review, and ongoing monitoring. The Fund’s due diligence process may fail to identify material risks, deficiencies, or weaknesses in an investment. In addition, operational errors, documentation defects, or failures by service providers could result in losses to the Fund.

Municipal Securities. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable-rate demand obligations, and tax-exempt commercial paper.

Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may invest without limit in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. The Fund may invest without limit its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Fund may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities (“private activity bonds”) and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs. Bonds of certain sectors have special risks. For example, the healthcare industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

The high tax-free yields sought by the Fund are generally obtainable from medium-quality municipal securities rated A or Baa by Moody’s Ratings (“Moody’s”), or A or BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalent ratings by any other nationally recognized statistical rating organization (“NRSRO”). It is expected that normally the Fund may retain a municipal security downgraded below C by Moody’s or CCC by S&P or Fitch, or equivalent ratings by any other NRSRO, an unrated municipal security determined by the Adviser to have undergone similar credit quality deterioration, or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of the Fund and its shareholders.

Risks of Debt Securities Generally. Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including municipal issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

Interest Rate Risk. Changes in interest rates can affect the value of the Fund’s investments in fixed-income instruments. The Fund may experience increased interest rate risk to the extent it invests, if at all, in debt instruments with longer maturities, debt instruments paying no interest (such as zero-coupon debt instruments) or debt instruments paying non-cash interest in the form of other debt instruments.

Variable and Floating Rate Securities Risk. The Fund may invest in variable and floating rate municipal securities and other variable or floating rate debt instruments. The interest rates on such securities reset periodically based on a reference rate or index, which may cause the income generated by such securities to fluctuate. In a declining interest rate environment, the income generated by variable and floating rate securities will generally decrease, which may adversely affect the Fund’s distributions to shareholders. Conversely, in a rising interest rate environment, while the income generated by such securities may increase, the market value of such securities may decline if the applicable reference rate does not adjust sufficiently or promptly to reflect prevailing market conditions. Variable and floating rate securities may also be subject to increased credit risk if the issuer’s financial condition deteriorates as a result of higher debt service costs associated with rising rates. In addition, certain variable and floating rate securities may have interest rate floors below which the interest rate will not fall even if prevailing market rates decline below such floor, which may limit the Fund’s ability to benefit from declining rates. There can be no assurance that the reference rates applicable to variable and floating rate securities held by the Fund will accurately reflect prevailing market conditions or that such securities will perform as anticipated.

Duration Risk. Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Municipal Market Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in the municipal securities of a particular state or territory, the Fund may be vulnerable to events adversely affecting that state or territory, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a challenging economic and fiscal environment. If the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Municipal Bond Tax Risk. From time to time, the U.S. Government and Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant repurchase requests as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax exemption. Any such changes could have a material adverse effect on the Fund and its shareholders.

Inflation Risk. The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Prepayment Risk. The frequency at which prepayments (including voluntary prepayments by the obligors and accelerations due to defaults) occur on debt instruments will be affected by a variety of factors including the prevailing level of interest rates and spreads as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many fixed rate obligations will be discount instruments when interest rates and/or spreads are high, and will be premium instruments when interest rates and/or spreads are low, such debt instruments may be adversely affected by changes in prepayments in any interest rate environment.

However, increased prepayment levels may negatively impact the total cash realized over the life of the assets and may consequently affect the rate of return on such investments. Specifically, adverse effects of prepayments may impact the Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only instrument in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Adviser may have constructed for these investments, resulting in a loss to the Fund’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many instruments to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss. The Adviser accounts for anticipated prepayment levels in investing in loan assets.

Zero-Coupon Securities Risk. Zero-coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.

High-Yield Securities Risk. A portion of the Fund’s investments may consist of investments characterized as “high-yield securities”. Such securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit risk and liquidity risk than more highly rated obligations. Bonds or other fixed-income securities that are “higher yielding” (including non-investment grade) debt securities are generally not exchange traded and, as a result, these securities trade in the over-the-counter marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are generally more volatile and are generally unsecured and may be subordinate to other obligations of the obligor, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities may be highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flows to service their obligations. Overall declines in the below investment grade bond and other markets or an economic downturn in the financial markets generally may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future or that are currently in default and are generally considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result only in partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Corporate Debt Risk. Bonds, notes and debentures issued by corporations may pay fixed, variable or floating rates of interest, and may include zero-coupon obligations. Corporate debt instruments may be subject to credit ratings downgrades. Other instruments may have the lowest quality ratings or may be unrated. In addition, the Fund may be paid interest in kind in connection with its investments in corporate debt and related investments (e.g., the principal owed to the Fund in connection with a debt investment may be increased by the amount of interest due on such debt investment). Such investments may experience greater market value volatility than debt obligations that provide for regular payments of interest in cash and, in the event of a default, the Fund may experience substantial losses.

Mezzanine Debt Risk. Mezzanine debt is typically junior to the obligations of a company to senior creditors, trade creditors and employees. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following an insolvency, may be less than that of senior creditors. Mezzanine debt instruments are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt instruments have historically been higher, and recovery rates lower, than for investment-grade instruments and other debt instruments. In the event of the insolvency of a portfolio company of the Fund or similar event, the Fund’s debt investment therein will be subject to fraudulent conveyance, subordination and preference laws.

Stressed Debt Risk. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty. The market prices of stressed and distressed instruments are highly volatile, and the spread between the bid and the ask prices of such instruments is often unusually wide.

Non-Performing Nature of Debt Risk. Certain debt instruments may be non- performing or in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to such debt instruments.

Troubled Origination Risk. When financial institutions or other entities that are insolvent or in serious financial difficulty originate debt, the standards by which such instruments were originated, the recourse to the selling institution, or the standards by which such instruments are being serviced or operated may be adversely affected.

Equitable Subordination Risk. Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). If the Fund engages in such conduct, the Fund may be subject to claims from creditors of an obligor that debt held by the Fund should be equitably subordinated. The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the lender liability or equitable subordination doctrines; however, because of the nature of the debt obligations, the Fund or its subsidiaries may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.

Credit Risk. While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund or affiliate of the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Tax Risk. There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular U.S. federal, and if applicable, state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in U.S. federal income tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Alternative Minimum Tax Risk. Under current U.S. federal income tax law, interest on tax-exempt municipal securities issued after August 7, 1986 which are “specified private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals, though for regular federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject Bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. In most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds, and payment of principal and interest generally depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and any pledge of real and personal property so financed as security for payment.

Illiquid Investments Risk. Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund for various reasons including that they were acquired in a “private placement” transaction or that the Fund is deemed to be an affiliate of the issuer of such securities. Generally, the Fund may be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Fund may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.

Some of the Fund’s interests may be highly illiquid and may be subject to long term holding in accordance with the investment program of the Fund and due to market conditions applicable to such assets.

Bankruptcy Claims Risk. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code (the “Bankruptcy Code”). In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

In the event that an issuer files for bankruptcy protection, the Fund will likely be unable to sell its claims without realizing significant losses and may be unable to recover current interest on such claims during the course of the bankruptcy. The markets in U.S. bankruptcy claims are generally not regulated by U.S. federal securities laws or the SEC. To the extent debt investment is unsecured (i.e., has no collateral securing repayment), such claims may have a lower priority than secured claims (which have first recourse to the collateral securing such claim). In addition, the debt of a municipal issuer in bankruptcy may be adversely affected by an erosion of the issuer’s tax base, revenues, and capacity to fund essential governmental services and obligations. Accordingly, there can be no guarantee that a debtor will be able to satisfy all of its liabilities or that the Fund will be able to recover the entire amount of its bankruptcy claim.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to appear and be heard, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the Fund (in its role as a creditor). Pursuant to Chapter 9 of the Bankruptcy Code, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. Powers of bankruptcy courts may be significantly limited in municipal bankruptcies, including with respect to the court’s ability to interfere with the governmental powers of the municipal debtor, and as a result, remedies available to creditors in a municipal bankruptcy may be more limited than those available in a corporate bankruptcy proceeding. In addition, certain provisions of the Bankruptcy Code governing such bankruptcies are unclear and remain untested. For corporate creditors, there are instances where such creditors lose their priority under Chapter 11 of the Bankruptcy Code (i.e., are equitably subordinated) if, for example, they have engaged in misconduct that harms other creditors. In those cases where the Fund has engaged in such conduct, the Fund may lose its priority.

Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of an issuer usually involves the development and negotiation of a plan of reorganization, the approval of the plan by creditors and the confirmation of the plan by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the issuer’s position may erode, key management may depart and the issuer may not be able to invest adequately. In some cases, the issuer may not be able to reorganize and may be required to sell its assets either as a going concern or as part of liquidation. As a result, even in those circumstances where the Fund may recover the entire amount of its bankruptcy claim, the Fund may be adversely impacted by any costs incurred by the Fund in representing its interests in a debtor’s bankruptcy case.

The Adviser or another representative of the Fund, on behalf of the Fund, may elect to serve on creditors’ committees or other groups to ensure preservation or enhancement of the Fund’s positions. A member of any such committee or group may owe a fiduciary duty and be subject to certain obligations to all members that the committee represents and/or to other similarly situated parties. The Adviser may resign from that committee or group for any reason, including, for example, if the Adviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund. In such case, the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of or increasing its investments in such company while it continues to be represented on such committee or group.

Where the Fund holds a majority or controlling bondholder position, or is otherwise designated as a representative bondholder on behalf of a class of bondholders, the Fund and the Adviser may be subject to heightened duties and obligations with respect to other bondholders in such class. In such capacity, the Fund or the Adviser may owe fiduciary or quasi-fiduciary duties to other bondholders, which could conflict with the Fund’s own interests and limit the Fund’s ability to act solely in furtherance of its investment objectives. The Fund may be required to share material non-public information with, or take into account the interests of, other bondholders, which could restrict the Fund’s ability to trade in the relevant securities or otherwise manage its position. In addition, decisions made by the Fund in its capacity as representative bondholder, including with respect to the negotiation or approval of a plan of reorganization, amendments to bond documents, or the exercise of remedies upon default, may be subject to challenge by other bondholders or third parties, potentially exposing the Fund to litigation and associated costs. There can be no assurance that the Fund’s exercise of its rights and powers as a representative or majority bondholder will not give rise to claims by other creditors or bondholders, or that such exercise will result in outcomes favorable to the Fund.

The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser. Additionally, the claim may be disallowed or subordinated if the bankruptcy court determines that the seller engaged in inequitable conduct that harmed other creditors.

Reorganizations can be contentious and adversarial, and it is by no means unusual for participants to use the threat of litigation and to engage in litigation as a negotiating technique. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by the Fund.

Distressed and Defaulted Obligations Risk. The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special problems (including issuers involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted securities. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. Among the risks inherent in investments in troubled issuers is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. Obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/

or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

Litigation, Bankruptcy and Other Proceedings Risk. In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in issuers involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on an issuer. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other security holders of such issuer, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

Tender Option Bond (“TOB”) Transactions Risk. The Fund may enter into TOB transactions in which the Fund transfers one or more municipal securities into a special purpose entity (the “Trust”). The Fund receives cash and a residual interest security (sometimes referred to as “inverse floaters”) issued by the Trust in return. The Trust simultaneously issues securities that pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities (sometimes referred to as “floaters”) are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The floaters typically have first priority on the cash flow from the underlying municipal securities held by the Trust, and the remaining cash flow, less certain expenses, is paid to holders of the inverse floaters. The interest rate payable on the inverse floaters bears an inverse relationship to the interest rate on the floaters. Under certain circumstances, the Trust may be terminated or collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying municipal securities or in the event holders of the floaters tender their securities to the liquidity provider. The Fund continues to earn all the interest from the transferred municipal securities less the amount of interest paid on the floaters and the expenses of the Trust, which may include payments to the trustee and the liquidity provider and organizational costs. The Fund receives cash proceeds from the Trust’s sale of the floaters as consideration for the transferred municipal securities and uses the cash proceeds for investment purposes (e.g., the purchase of longer-term municipal securities), which involves leverage risk.

To the extent that the Fund, rather than a third-party bank or financial institution, serves as the sponsor of a TOB trust, the Fund’s duties and responsibilities under such an arrangement may give rise to certain risks including compliance, securities laws and operational risks. Investments in TOBs may be limited by applicable requirements of the 1940 Act.

Derivative Instruments Risk. The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk, risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

[The Adviser with respect to the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the Commodity Exchange Act, as amended (the “CEA”). If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.]

The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, capital costs, the liquidity of the market for the referenced assets and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Derivatives contracts are subject to extensive regulation and these regulations may impose costs and operational constraints on the Fund to the extent that it trades derivatives.

Subject to certain exceptions, Rule 18f-4 under the 1940 Act requires a fund to trade derivatives and other transactions that create future payment or delivery obligations subject to certain requirements, including the adoption and implementation of policies and procedures designed to manage the Fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that the Fund may obtain based on value-at-risk and maintaining a derivatives risk management program and designating a derivatives risk manager.

Call Options Risk. The Fund may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.

Put Options Risk. The Fund may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.

Swaps Generally Risk. The Fund may invest in swaps. Investments in swaps involve the exchange by a fund with another party of their respective commitments. In the case of interest rate swaps, a fund may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects a fund to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options.

Credit Default Swaps (“CDS”) Risk. The Fund may invest in CDS. A CDS can be used to implement the Adviser’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, the Fund may buy credit default protection; in such instance, the Fund will pay a premium.

Total Rate of Return (“TRR”) Swaps Risk. The Fund may engage in TRR swaps. TRR swaps are another form of derivative that the Fund may utilize in seeking to achieve its investment objectives. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.

Interest Rate Swaps Risk. The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on a reference rate such as the Secured Overnight Financing Rate (“SOFR”), and denoted as a percentage of the underlying notional amount. In the event that a fund enters into an interest rate swap and is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving.

Forward Contracts Risk. The Fund may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading, although margin requirements are often minimal. The Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Fund’s Adviser would otherwise recommend, to the possible detriment of the Fund.

Loan Portfolios and Debt Obligations Risk. Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

A number of judicial decisions in the U.S. have upheld the rights of debtors to sue lending institutions on the basis of evolving lender liability legal theories. Generally, lender liability is founded upon the premise that an institutional investor has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the debtor or its other creditors. Lenders who are determined to have exercised inappropriate control over the management of a debtor may find their claims subordinated or be exposed to counterclaims for damages. Such liability could exceed the value of the Fund’s investment.

Loan Investments Risk. The Fund’s success in the area of loan investing will depend, in part, on its ability to obtain loans on advantageous terms. In purchasing loans, the Fund will compete with a broad spectrum of investors and institutions. Increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to investors.

Bank Loans Risk. A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions. Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks or financial institutions. The bank loans to be acquired by the Fund may be below investment grade and may not be rated. Such loans may include defaulted or partially defaulted loans. For a discussion of the risks associated with below investment grade investments, see “High-Yield Securities” above.

The Fund may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future. A failure by the Fund to advance requested funds to a borrower could result in claims against the Fund and in possible assertions of offsets against amounts previously lent. The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as lender under the credit agreement, not with the borrower. In purchasing participations, the

Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Bank loans are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims by third parties arising from these and other risks will be borne by the Fund.

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.

Second Lien Loans Risk. The Fund may invest in loans that are secured by a second lien on assets. Second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy that can materially affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products.

Debtor-in-Possession (“DIP”) Loans Risk. Loans to companies that have filed for protection under Chapter 11 of the Bankruptcy Code, as amended, are most often asset-based, revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

Fraud Risk. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Collateral Risk. Certain loans held by the Fund will be secured. While secured loans acquired by the Fund will generally be structured to be over- collateralized, the Fund may be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Risks of Loan Markets in General. The Fund may invest in loans and may take a larger position in a particular loan investment opportunity if the Adviser perceives a possibility of selling or otherwise transferring, in the future, positions in such loans to other persons. If the Fund is unable to sell or otherwise transfer any such excess interest in a loan that it acquires, the Fund would be forced to hold such excess interest for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund’s success will depend, in part, on the ability of the Fund or its affiliates to obtain loans on advantageous terms. In purchasing loans, the Fund or their affiliates compete with a broad spectrum of entities, many of which have substantially greater financial resources and are better known than the Fund or their subsidiaries. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to investors.

Investing in Loans Made to Companies in Distressed Situations Risk. As part of its investing activities, the Fund may invest in loans made to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company, the Fund may lose all or part of the amounts invested in the loan made to the borrower or may be required to accept collateral with a value less than the amount of the loan held by the Fund or its affiliates.

Loan Participations Risk. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as lender under the credit agreement, not with the borrower. The Fund may invest indirectly through participations. As a result of the structure of a loan participation transaction, the Fund may not have any direct claim against the underlying borrower in such a transaction, and may be subject to potential default risks by both the party from which the Fund acquires its participation right and the underlying borrower. In addition, for a variety of reasons, the Fund may invest in loans, and then participate out a portion of the economics in such loans to the Other Accounts, or an Other Account may invest in loans, and then participate out a portion of the economics in such loans to the Fund. To the extent that the Fund sells participation interests to one or more Other Accounts, or to the extent that an Other Account sells participation interests to the Fund and one or more other funds, the Adviser will generally seek to ensure that the costs and benefits of such transactions are equitably and proportionately borne by all such funds. However, there can be no assurance that the Adviser will be successful in precisely balancing the appropriate costs and benefits derived from such transactions.

Mortgage-Related and Other Asset-Backed Securities Risk. The Fund may invest in mortgage-related and other asset-backed securities (“ABS”), including mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans or other financial assets. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks, including credit risk, interest rate risk, prepayment risk and extension risk. The value of these securities may be particularly sensitive to changes in interest rates. In periods of rising interest rates, issuers may delay the payment of principal (“extension risk”), and in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal (“prepayment risk”).

Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to additional risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Certain subordinated ABS and MBS absorb all losses from default before any other class of securities is at risk and therefore possess some of the attributes typically associated with equity investments. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables. The Fund may also invest in various types of structured securities and basket securities, including structured notes and indexed securities. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Fund may invest in other types of asset-backed securities that have been offered to investors.

Municipal Bond CDOs. The Fund may invest in collateralized debt obligations backed primarily by municipal bonds (“Municipal Bond CDOs”). Municipal Bond CDOs are structured finance instruments whose performance depends on the credit quality, cash flows, and correlations of the underlying municipal bond collateral, as well as the specific structural features of the CDO. Losses on the underlying collateral may be amplified by the use of leverage and may be allocated unevenly among tranches as a result of subordination, potentially resulting in material or total losses on certain investments. Municipal Bond CDOs are subject to credit risk, interest rate risk, liquidity risk, and valuation risk. Adverse developments affecting municipal issuers, such as fiscal stress, declining tax revenues, political or legislative changes, or reductions in governmental support, may negatively impact collateral performance and, in turn, the CDO. In addition, Municipal Bond CDOs typically trade in limited or illiquid secondary markets, and reliable market quotations may be unavailable. As a result, such investments may be difficult to value and may not be readily disposed of at prices favorable to the Fund. The Fund may invest in Municipal Bond CDO structures as a means of obtaining leverage.

Preferred Stock Risk. The Fund may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Structured Finance Securities Risk. The Fund’s portfolio may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets. Investing in structured finance securities entails various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Structured finance securities are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. Certain structured finance securities may be subordinate in right of payment and rank junior to other securities secured by or representing an ownership interest in the same pool of assets, and such subordinated securities have a higher risk of loss due to delinquencies or losses on the underlying assets. In both the U.S. and the EU, certain risk retention requirements may apply to investments in which the Fund may be seen to act as originator of assets or sponsor of a securitization transaction, and compliance with such requirements could impair the Fund’s profitability or result in losses.

Collateralized Loan Obligations Risk. The Fund may invest in collateralized loan obligations (“CLOs”). CLO securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have priority over subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations, and such risks may be of greater significance depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Additional risks include: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the complex structure of a particular CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (4) changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs are typically actively managed by an investment manager, and the aggregate return on CLO equity securities will depend in part upon the ability of such investment manager to actively manage the issuer’s portfolio of assets. The failure of servicers to effectively service the loans underlying CLO investments could negatively impact the value of the Fund’s investments and its performance. Changes in interest rates and credit quality may cause significant price fluctuations in CLO securities.

Spread Widening Risk. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply and demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. Volatility and uncertainty in public markets, particularly in debt markets, may have the effect of increasing the spreads between debt instruments and their relevant benchmarks, indicating an increasing risk of defaults. Thus, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a future time of valuation or at the time of sale. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous market environments may still not reflect the true value of the assets underlying debt instruments in which the Fund invests, and therefore further deteriorations in value with respect thereto may occur following the Fund’s investment therein. Spread widening may be particularly pronounced in the municipal securities markets, which are fragmented to a significantly greater degree than comparable taxable markets, and may lead to aberrational pricing as well as periods of illiquidity, each of which could have a material adverse effect on the Fund.

Climate Change-Related Risks. The environmental effects of climate change, including rising temperatures, extreme weather events, flooding, and other climate-related phenomena, could have materially adverse effects on the securities held by the Fund. Municipal issuers may be particularly vulnerable to climate-related risks, including physical damage to infrastructure, increased costs of disaster recovery and resilience measures, erosion of tax bases in affected regions, and reduced revenues from climate-sensitive projects or facilities. Regulatory changes and transition risks associated with climate change could also adversely affect the financial condition of certain municipal issuers, particularly those in sectors or regions with significant exposure to climate-related economic disruption. The Adviser believes that such risks may increase over time, although the time period over which these consequences might unfold is difficult to predict.

Assumption of Catastrophe Risks. The Fund may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters (which may be caused, or enhanced in frequency and severity, by climate change factors); war, terrorism and other armed conflicts; cyberterrorism; major or prolonged power outages or network interruptions; and public health crises, including infectious disease outbreaks, epidemics and pandemics. To the extent that any such event occurs and has a material effect on global financial markets or specific markets or issuers in which the Fund invests (or has a material negative impact on the operations of the Adviser or applicable service providers), the risks of loss can be substantial and could have a material adverse effect on the Fund and its shareholders. Furthermore, any such event may also adversely impact one or more individual shareholders’ financial condition, which could result in substantial repurchase requests by such shareholders as a result of their individual liquidity situations and irrespective of Fund performance.

Non-U.S. Investments Risk. The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers (including tariffs and sanctions), exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

The United Kingdom (“UK”) has formally withdrawn from the European Union (“EU”) and one or more other countries could withdraw from the EU and/or abandon the Euro, the common currency of the EU. The UK and EU reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating to the trading of goods, however, this does not cover financial services. The Fund may face risks associated with the potential uncertainty and consequences of the relationship between the UK and EU, including volatility in exchange and interest rates and politically divergent national laws and regulations.

In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could have severe ongoing adverse effects on Russia and Europe and the world in general, including significant negative impacts on economies, sovereign debt, the markets for certain securities and commodities, such as oil and natural gas, and the world food supply. Reductions in the supply, and increased cost, of commodities including food could in turn lead to social instability in certain countries, with unpredictable effects on financial markets. This conflict may expand and military or other hybrid attacks could occur elsewhere. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Europe has also been struggling with mass migration. The impact of these matters, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in or with significant exposure to the issuers or countries most directly affected, these events could negatively affect the value and relative liquidity of the Fund’s investments. The occurrence of terrorist incidents in Europe or elsewhere could also impact financial markets globally.

The Fund may trade futures, options and forward contracts on commodity exchanges and markets located outside the U.S. where CFTC regulations do not apply. In contrast to U.S. exchanges, some non-U.S. exchanges are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, the Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain non-U.S. commodity exchanges may be subject to price fluctuation limits. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a non-U.S. exchange, including the execution, delivery and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, funds which trade on non-U.S. exchanges may not be afforded certain of the protections that apply to U.S. commodity futures transactions, including the right to use alternative dispute resolution procedures.

Emerging Markets Risk. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

The economies of emerging markets may differ favorably or unfavorably from the economy of developed countries in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, many countries in the emerging markets have their own history of default on external debt when their economies experience a downturn. These risks of sovereign default could adversely affect the value of the Fund’s portfolio even in circumstances when the investment has not performed poorly. Further, emerging markets are generally heavily dependent upon international trade or the health of particular economies and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain emerging markets may be based predominantly on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In particular, certain commodities may occupy a more prominent position in the economies of emerging markets than in the Organization for Economic Co-operation and Development countries, and such economies therefore are sensitive to fluctuations in commodity prices. A sustained increase or decrease in commodity prices could have a significant negative impact on the economies of emerging markets.

Enforceability of Non-U.S. Judgments Risk. The Fund may encounter difficulties in pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts. Further, at present, some emerging markets do not have treaties providing for the reciprocal recognition and enforcement of judgments with the United States. Therefore, it may be difficult for the Fund to enforce in such countries any judgments it may obtain in courts of the United States.

Currencies Risk. A principal risk in trading currencies is the rapid fluctuation in the market prices of currency contracts. Prices of currency contracts traded by the Fund are affected generally by relative interest rates, which in turn are influenced by a wide variety of complex and difficult to predict factors such as money supply and demand, balance of payments, inflation levels, fiscal policy, and political and economic events. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific effect, or intention, of influencing prices which may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

Sovereign Debt Risk. Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of foreign exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.

Repurchase Agreements Risk. Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Under Rule 18f-4, which governs a registered investment company’s use of derivatives, short sales, reverse repurchase agreements and certain other transactions, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions.

Non-Diversification Risk. Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Risks Related to the Structure of the Fund

Anti-Takeover Risk. The Amended and Restated Declaration of Trust (“Declaration of Trust”) and bylaws (“Bylaws”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give shareholders the opportunity to realize a premium over the value of the Shares.

Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Management Risk. The Fund is subject to management risk. In managing the Fund, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Repurchase Program Risk. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Share Repurchase Program.”

Risks Associated with the Fund Distribution Policy. The Fund intends to make regular distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a shareholder’s tax basis in such shareholder’s Fund Shares. When a shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in Fund Shares, it generally will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the shares. As a result from such reduction in tax basis, shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the shareholder’s original investment.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

Risks Relating to the Fund’s RIC Status. Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the sum of the Fund’s investment company taxable income (generally, its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any). If the Fund fails to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at the regular corporate tax rates with no deduction for any dividends paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Other Tax-Related Risk. The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares of its common stock and any preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of its common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of its common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses; (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year; (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year; and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate.

Shares Not Listed; No Market for Shares Risk. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Certain Regulatory, Legal and Operational Risks

Governmental Interventions Risk. Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. In certain cases, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Fund’s strategies.

Legal and Regulatory Environment for Regulated Investment Funds and their Advisers Risk. The legal and regulatory environment worldwide for investment funds (such as the Fund) and their managers is evolving. Changes in the regulation of investment funds, their managers, and their trading and investing activities may have a material adverse effect on the ability of the Fund to pursue its investment program and the value of investments held by the Fund. New laws and regulations or actions taken by regulators that restrict the ability of the Fund to pursue its investment program or employ counterparties could have a material adverse effect on the Fund and its shareholders. In addition, the Adviser may, in its sole discretion, cause the Fund to be subject to certain laws and regulations if it believes that an investment or business activity is in the Fund’s interest, even if such laws and regulations may have a detrimental effect on one or more shareholders.

Legal Risk. The Fund may invest in assets and securities traded in various markets throughout the world, some of which are highly controlled by government authorities. Many of the laws that govern private and foreign investment, financial investment transactions, creditors’ rights and other contractual relationships in non-U.S. countries, particularly in developing countries, are new and largely untested. As a result, the Fund may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.

Sanctions Risk. The Fund’s (or the Adviser’s, as applicable) operations are or may become subject to economic sanctions laws and regulations of various jurisdictions. At any given time, whether under applicable law, by contractual commitment or as a voluntary risk management measure, the Fund (or the Adviser, as applicable) may be required, or elect, to comply with various sanctions programs, including the Specially

Designated Nationals and Blocked Persons List and Sectoral Sanctions programs administered by OFAC, the sanctions regimes administered by subsidiary organs of the United Nations Security Council, the Sanctions Orders of the Cayman Islands (including as extended to the Cayman Islands by Order of the government of the United Kingdom from time to time), and the Restrictive Measures adopted by the European Union. Some sanctions that may apply to the Fund (or the Adviser, as applicable) prohibit or restrict dealings with particular identified persons. Other potentially applicable sanctions programs broadly prohibit or restrict dealings in certain countries or territories or with individuals and entities located in such countries or territories. In addition to such current sanctions, additional sanctions may be imposed in the future. Such sanctions may be imposed with little or no advance warning or “safe harbor” for compliance and may be ambiguous, including as to the scope of financial activities that regulators may ultimately deem to be covered by the sanctions.

Depending on the scope and duration of a particular sanctions program, compliance by the Fund (or the Adviser, as applicable) may result in a material adverse effect on the Fund and its shareholders. The Adviser and the Fund (or the Adviser, as applicable) may be subject to heightened or targeted regulatory scrutiny and information requests as a result of such sanctions. In addition, if the Adviser or the Fund (or the Adviser, as applicable) were to violate or be deemed in violation of any such sanction, it could face significant legal and monetary penalties. Sanctions may negatively impact the Fund’s ability to effectively implement their investment strategy and have a material adverse impact on the Fund’s investments in various ways, including by preventing or inhibiting the Fund from making certain investments, forcing the Fund to divest from investments previously made, and leading to substantial reductions in the revenues, profits and value of the Fund’s investments. Finally, sanctions may have broader economic implications, such as influencing the price of certain commodities, which may have adverse effects on inflation and the value of the U.S. dollar, which may adversely affect investment objectives and strategies of the Fund.

Systems and Operational Risk. The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, the Board, the affiliates of the Adviser and the shareholders. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its shareholders.

Cybersecurity Risk. As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the shareholders. Similarly, service providers of the Adviser or the Fund, especially the Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services provided by the Adviser to the shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the shareholders to be lost or improperly accessed, used or disclosed.

The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the shareholders may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and its shareholders.

Banking Relationships Risk. The Adviser and the Fund will hold cash and other assets in accounts with one or more banks, custodians or depository or credit institutions (collectively, “Banking Institutions”), which may include both U.S. and non-U.S. Banking Institutions from time to time. The Fund may also enter into credit facilities and have other relationships with Banking Institutions. The distress, impairment, or failure of, or a lack of investor or customer confidence in, any of such Banking Institutions may limit the ability of the Adviser or the Fund to access, transfer or otherwise deal with its assets, draw upon a credit facility, or rely upon any of such other relationships, in a timely manner or at all, and may result in other market volatility and disruption, including by affecting other Banking Institutions. All of the foregoing could have a negative impact on the Fund. For example, in such a scenario, the Fund could be forced to delay or forgo an investment or a distribution or generate cash to fund such investment or distribution from other sources (including by disposing of other investments or making other borrowings) in a manner that it would not have otherwise considered desirable. Furthermore, in the event of the failure of a Banking Institution, access to a depository account with that institution could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC (and similar considerations may apply to Banking Institutions in other jurisdictions not subject to FDIC protection). In such a case, the Adviser or the Fund may not recover all or a portion of such excess uninsured amounts and would instead have an unsecured claim against the Banking Institution (alongside other unsecured creditors). The Adviser does not expect to be in a position to reliably identify in advance all potential solvency or stress concerns with respect to its or the Fund’s banking relationships, and there can be no assurance that the Adviser or the Fund will be able to easily establish alternative relationships with and transfer assets to other Banking Institutions in the event a Banking Institution comes under stress or fails. In addition, portfolio companies in which the Fund may invest will also face the risks described in this paragraph. The Adviser may have limited or no visibility to or influence over the portfolio companies’ relationships with Banking Institutions. In the event that the risks described in this paragraph materialize for portfolio companies, this may have negative effects on the value and/or liquidity of the Fund’s investments.

Counterparty Risk. The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

Some of the markets in which the Fund may effect transactions are not “exchange-based” including “over-the-counter” or “interdealer” markets. The stability and liquidity of over-the-counter transactions depends in large part on the creditworthiness of the parties to the transactions. The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. The lack of evaluation and oversight of over-the-counter markets exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Generally, the Fund will not be restricted from dealing with any particular counterparties. The Adviser’s evaluation of the creditworthiness of counterparties may not prove sufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

If there is a default by a counterparty, the Fund under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the NAV of the Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Fund’s investments from such counterparty or the payment of claims for such investments may be significantly delayed and the Fund may recover substantially less than the full value of the investments entrusted to such counterparty.

In addition, the Fund may use counterparties located in jurisdictions outside the U.S. Such local counterparties usually are subject to laws and regulations in foreign jurisdictions that are designed to protect customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the range of possible factual scenarios involving the insolvency of a counterparty and the potentially large number of entities and jurisdictions that may be involved, it is impossible to generalize about the effect of such an insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any such counterparty would result in significant delays in recovering the Fund’s investments from or the payment of claims for such investments by such counterparty and a loss to the Fund, which could be material.

Valuation Risk. All or a substantial portion of the Fund’s investments are expected to be in the form of investments for which market quotations are not readily available. With respect to such investments, the Fund’s Board has designated the Adviser as its valuation designee (the “Valuation Designee”) to determine the fair valuation of such investments pursuant to Rule 2a-5 under the 1940 Act. The Valuation Designee determines the fair value of the security or other instrument under policies and procedures approved by the Board of the Fund (“Valuation Procedures”). The Adviser will be required to make determinations as to the fair value of these investments on a daily basis, in accordance with the valuation methodologies described herein. There is no single standard for determining fair value in good faith and in many cases fair value is best expressed as a range of fair values from which a single estimate may be derived. Because valuations, and in particular valuations of investments for which market quotations are not readily available, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have resulted if a ready market had existed. Even if market quotations are available for certain of the Fund’s investments, such quotations may not reflect the value that the Fund would actually be able to realize with respect to such investments because of various factors including the possible illiquidity associated with a large ownership position, future market price volatility or the potential for a future loss in market value based on poor industry or market conditions. The return realized by an investor could be adversely affected if the recorded values of investments are materially higher than the values that are ultimately realized upon the disposal of the investments and changes in values attributed to investments from quarter to quarter may result in volatility in the net asset values and results of operations reported from period to period. There can be no assurance that the investment values that are recorded from time to time will ultimately be realized. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. To the extent feasible, the Adviser aims to incorporate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.

Because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of the Fund’s securities and other investments may differ significantly from the interim valuations of such investments derived from the valuation methods described herein. Such differences may be further affected by the time frame within which such liquidation occurs. Third-party pricing information regarding certain of the Fund’s securities and other investments may at times be unavailable. Valuations of the Fund’s securities and other investments, which may affect the amount of the Management Fee paid by the Fund, may involve uncertainties and subjective judgmental determinations, and if such valuations should prove to be incorrect, the net asset value of the Fund could be adversely affected. In addition, valuations based on models will be affected by assumptions in the models and may not reflect the prices at which positions could, in fact, be covered or sold. Absent bad faith or manifest error, valuation determinations will be conclusive and binding.

Currency Exchange Exposure Risk. The Fund may invest in investments denominated in currencies other than the U.S. Dollar. The Fund, however, values its investments in U.S. Dollars. The Fund may or may not seek to hedge its non-U.S. currency exposure by entering into currency hedging transactions. There can be no guarantee that investments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them, or that hedging techniques employed by the Fund will be effective. Furthermore, certain currency market risks may not be fully hedged or hedged at all. To the extent unhedged, the value of the Fund’s positions denominated in currencies other than U.S. Dollars will fluctuate with U.S. Dollar exchange rates as well as with the price changes of the investments in the various local markets and currencies. Finally, the Fund may incur costs in connection with conversions between various currencies.

Investment Procedures Risk. Subject to any requirements set by law or in this prospectus, the Fund will establish very broad investment policies and procedures for its investments. These policies and procedures will provide the Adviser with substantial discretion when selecting, acquiring and disposing of investments, including in determining the types of investments that it deems appropriate, the investment approach that it follows when making investments and the timing of investments. While the Adviser will periodically review the Fund’s compliance with investment policies and procedures, such policies and procedures may be subject to change and derogation consistent with the business practices of the Fund.

High-Risk Investing Risk. Subject to any requirements set by law or in this prospectus, the Fund is not limited with respect to the types of investment strategies it employs or the markets or instruments in which it will invest. The Fund’s capital will be invested in investments that may involve high-risk securities, may be illiquid, and may involve highly speculative investment techniques. Because the Fund will make different types of investments, with different risk, return and market correlation characteristics, it is difficult to predict the risk, return and market correlation characteristics of an investment in the Fund. The markets for the underlying investments in which the Fund will invest will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers in which the Fund will invest. In addition, the lack of an established, liquid secondary market for many of such investments may have an adverse effect on the market value of such investments and on the Fund’s ability to achieve liquidity from a disposition.

Risk of Loss. No guarantee or representation is made that the Fund’s investment program, including, without limitation, the Fund’s investment objective, diversification strategies or risk monitoring goals, will be successful. Investment results may vary substantially over time. No assurance can be made that profits will be achieved or that substantial or complete losses will not be incurred. Past investment results of the Adviser (or investments otherwise made by the Adviser’s investment professionals) are not necessarily indicative of their future performance.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. The Adviser currently manages and may in the future manage and advise Other Accounts, which may have similar or overlapping investment objectives, in whole or in part, to those of the Fund. An Affiliate of the Adviser has received an exemptive order from the SEC that permits the Fund to co-invest with certain other persons, including certain affiliated accounts managed and controlled by the Adviser. Subject to the 1940 Act and the conditions of the co-investment order issued by the SEC, the Fund may, in certain circumstances, invest with or otherwise participate alongside such Other Accounts on a basis that the Adviser considers fair, reasonable and equitable. Not all investments which are consistent with the Fund’s investment objectives will necessarily be presented to the Fund. In addition, in some instances, investments of the Fund may be made available to and shared with Other Accounts or third-party co-investors. Certain Other Accounts have or will have substantially the same investment objective as the Fund and investment opportunities are expected to be allocated between these Other Accounts and the Fund in accordance with the Adviser’s investment allocation policy and procedures, which makes such allocations on a basis that the Adviser believes in good faith to be fair and reasonable.

Under circumstances where the Fund may invest in financial instruments in which an Other Account has already invested or is expected to invest, there can be no assurance that the Other Accounts will invest on the same terms, and invest and divest at the same time, as the Fund and no assurance can be made that such conflicts will not materialize. In addition, there may be certain situations where the Fund and an Other Account make separate investments in the same issuer, in which case the terms of the Fund’s investment, including the type of security purchased, may be different from the terms of such Other Account’s investment or the type of security that the Other Account purchases (or the level at which the investment is made in an issuer’s capital structure). Conflicts could arise after an Other Account on the one hand, and the Fund on the other hand, make separate investments in the same financial instrument with respect to the manner and timing of the Fund’s exit from the investment compared to such Other Account’s exit. Furthermore, to the extent that the Fund holds a security that is different (or more or less senior) than those held by such Other Accounts, the Adviser may be presented with decisions involving circumstances where the investments of such Other Accounts are in conflict or competition with those of the Fund, particularly where an investment becomes distressed. In that regard, actions may be taken for the Other Accounts that are adverse to the Fund. In addition, it is possible that in a bankruptcy proceeding the interest of the Fund may be subordinated or otherwise adversely affected by virtue of the involvement and actions of such Other Accounts with respect to such investment. Furthermore, the Adviser may elect to serve on equity holders’ committees, creditors’ committees or other groups to ensure preservation or enhancement of the Fund’s and/or the Other Accounts’ positions as equity holders or creditors. As a member of any such committee or group, the Adviser may owe certain obligations generally to all parties similarly situated that the committee represents, which may create conflicts with the duties the Adviser owes to the Fund.

Other Accounts managed by the Adviser have, and may in the future have, investment objectives similar, in part, to or overlapping with those of the Fund, or that may conflict with those of the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. There may be circumstances where investments that are consistent with the Fund’s investment objectives may be required or permitted to be made by or shared with such Other Accounts. The Fund may be prohibited (due to, for example, priority or exclusivity rights granted to other investment funds or regulatory limitations) from pursuing certain investment opportunities and may find that its ability to participate in any particular opportunity may be limited. Where participation in specific investment opportunities may be appropriate for both the Fund and Other Accounts, certain investment opportunities may exist when both the Fund and Other Accounts invest together that may not exist if they do not (e.g., investment opportunities that require larger investment commitments). It should also be noted that Other

Accounts may have different time horizons and/or investment periods which could result in portfolio construction, liquidation timeframes and performance attributes. Even if an Other Account has investment objectives, programs or strategies that are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund for a variety of reasons, including differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.

Investments with Third Parties Risk. The Fund may co-invest with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.

Risks Arising from Dispositions of Investments. In connection with the disposition of an investment, the Fund may be required to make representations about the business and financial affairs of the investment, or may be responsible as a selling stockholder for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investments or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading.

New Fund Risk. The Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Retention and Motivation of Key Employees Risk. The success of the Fund is dependent upon the talents and efforts of highly skilled individuals employed by the Adviser and the Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate talented investment professionals and other employees. There can be no assurance that the Adviser’s investment professionals will continue to be associated with the Adviser throughout the life of the Fund, and the failure to attract or retain such investment professionals could have a material adverse effect on the Fund and its shareholders. Competition in the financial services industry for qualified employees is intense and there is no guarantee that, if lost, the talents of the Adviser’s investment professionals could be replaced.

Key Person Risk. In particular, the Fund will depend on the diligence, skill and business contacts of the Adviser’s investment committee, investment principals and managing directors and the information and deal flow they generate during the normal course of their activities. The Fund’s success will depend on the continued service of these individuals and the training of their successors, who are not obligated to remain employed with the Adviser. The departure of any of these individuals (or a significant number of its other investment professionals or personnel) for any reason, or the failure to appoint qualified or effective successors in the event of such departures, could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Limits of Risk Disclosures

The above discussions of the various risks associated with the Fund and the shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this prospectus.

INVESTMENT RESTRICTIONS

The Fund’s investment objective is a non-fundamental policy, meaning it can be changed by the Board of the Fund without the vote of shareholders.

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy.

As a matter of fundamental policy, subject to (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction (collectively, “1940 Act Provisions, Interpretations and Exemptions”), the Fund:

1.	May not engage in short sales, purchase investments on margin, or write put or call options, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

2.

May not purchase or sell real estate, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

3.	May not purchase and sell commodities except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

4.

May not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

5.	May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	May not make loans except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

7.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to tax-exempt securities and securities issued by the U.S. Government or its agencies or instrumentalities. Certain types of municipal securities (including general obligation, general appropriation, municipal leases, special assessment, and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. The Fund may invest without limitation in securities of issuers located in a single state, territory, municipality, or region.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The following descriptions of the 1940 Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions. These descriptions and notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

Commodities. With respect to the fundamental policy relating to investments in commodities set out in number 3 above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Senior Securities and Borrowings. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in number 4 above, the 1940 Act restricts the ability of a closed-end investment company from issuing senior securities or borrowing money. The 1940 Act, however, permits (among other things) the Fund to borrow money subject to initial asset coverage requirements, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) The policy in number 4 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowings or involve leverage or the issuance of senior securities to the extent permitted by the 1940 Act (or guidance or interpretations of the 1940 Act) and the rules thereunder. Rule 18f-4 under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivatives instruments where the Fund complies with the requirements of the rule. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. The Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in net assets, it may issue $100 in preferred shares, resulting in $200 in total assets (or 200% asset coverage).

Underwriting. With respect to the fundamental policy relating to underwriting securities set out in number 5 above, it is not believed that the application of the Securities Act would cause the Fund to be engaged in the business of underwriting. The policy in number 5 above, however, will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

Loans. With respect to the fundamental policy relating to lending set out in number 6 above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Concentration. With respect to the fundamental policy relating to concentration set out in number 7 above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in number 7 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments (excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity) and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Fund also does not consider investment in issuers domiciled in a single jurisdiction or country to constitute concentration in an industry. For purposes of this concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of a board of trustees of the Fund (the “Board”). The Board consists of [four] members, a majority of whom are not “interested persons” of the Fund or the Adviser, as such term is defined under the 1940 Act (each, an “Independent Trustee”).

The responsibilities of the Board include, among others, oversight of the Fund’s investment activities and the performance of the Adviser, oversight of the valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities.

The Board may establish committees thereof from time to time. The Board has established an Audit Committee (the “Audit Committee”) and a Nominating and Corporate Governance Committee (the “Nominating Committee”).

Biographical Information

Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates (“AB Advised Accounts”) and any public Director/Trusteeships.

Biographical Information for the Trustees of the Fund

Name, address,* age, (year elected**)	Principal occupation(s) during the past five years and other information	Number of portfolios in the fund complex overseen by the trustee	Other trusteeships/directorships held by the trustee
INTERESTED TRUSTEE
[Mark Manley] Age: [ ] (2026)	[ ]	[ ]	[ ]

Name, address,* age, (year elected**)	Principal occupation(s) during the past five years and other information	Number of portfolios in the fund complex overseen by the trustee	Other trusteeships/directorships held by the trustee
INDEPENDENT TRUSTEES
[John G. Jordan, Chair of the Board] Age: 54 (2026)	Independent Consultant (2016 – Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – Present); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021); All Tune and Lube Holding, LLC (2025 – Present)	[3]	Advisory Board Member of LBJ Family Partnership (2021 – Present); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 –2021); Independent Director of AB Private Credit Investors Corporation (2016 – Present); Independent Director of AB Private Lending Fund (2023 – Present); Independent Director of AB CarVal Credit Opportunities Fund (2023 – Present)
[Terry Sebastian] Age: 57 (2026)	Chief Executive Officer, Savannah Food Company (2024 – Present); Operating Partner at Lake Pacific Partners LLC (2018 – Present)	[3]	Member of the Advisory Board at Lake Pacific Partners, LLC (2018 – Present); Chairman of Innovative Freeze Dried Food (2019 – Present); Independent Director of AB Private Credit Investors Corporation (2016 – Present); Independent Director of AB Private Lending Fund (2023 – Present); Independent Director of AB CarVal Credit Opportunities Fund (2023 – Present)
[Richard Pontin] Age: 71 (2026)	Advisor to private equity and venture capital companies and entrepreneurs (2001 – Present)	[3]	Independent Director of AB Private Credit Investors Corporation (2016 – Present); Independent Director of AB Private Lending Fund (2023 – Present); Independent Director of AB CarVal Credit Opportunities Fund (2023 – Present)

*	The address for each of the Fund’s Trustees is 501 Commerce Street, Nashville, TN 37203.
**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

Biographical Information for Officers of the Fund

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
[Scott DiMaggio] Age: [ ]	President and Principal Executive Officer	Senior Vice President of the Adviser, with which he has been associated since 2021, and Head of Fixed-Income
[ ] Age: [ ]	Treasurer, Principal Financial Officer, Principal Accounting Officer	[ ]
[Jennifer Friedland] Age: 51	Chief Compliance Officer	Senior Vice President of the Adviser, with which she has been associated since 2021 and Director of Subadvisory Fund Compliance.
[Leon Hirth] Age: 56	Secretary	Senior Vice President, Alternatives Legal (2020 – present)

*	The address for each of the Fund’s officers is 501 Commerce Street, Nashville, TN 37203.

Share Ownership and Compensation

The following tables set forth the dollar range of equity securities beneficially owned, if any, by a Trustee in the Fund as of [ ], 2026 and in all registered investment companies advised by the Adviser that are overseen by the Trustees as of December 31, 2025.

Name	Dollar Range of Shares in the Fund		Aggregate Dollar Ranges of Securities in AB Advised Funds Overseen by Trustee
Interested Trustees
[Mark Manley]	[	]	[	]
Independent Trustees
[John G. Jordan]	[	]	[	]
[Terry Sebastian]	[	]	[	]
[Richard Pontin]	[	]	[	]

The following table sets forth the compensation expected to be paid by the Fund and by all registered investment companies advised by the Adviser and its affiliates that are overseen by the Trustees during the Fund’s first full fiscal year:

Name	Aggregate Compensation from the Fund[1]			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and AB Advised Funds Paid to Each Independent Trustee
[Mark Manley][1]		—		—		—
[John G. Jordan][2]	$	[	]	—	$	[	]
[Terry Sebastian]	$	[	]	—	$	[	]
[Richard Pontin][3]	$	[	]	—	$	[	]

[1]	Mr. Manley is an Interested Trustee, and as such, receives no compensation or reimbursements of expenses from the Fund or other AB Advised Funds.
[2]	Includes compensation as Board Chair.
[3]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

As of this prospectus, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Distributor.

As of the date of the Registration Statement, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

Board Structure and Role of the Board

The Board’s primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Fund and its Adviser.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such. In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the 1940 Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and Bylaws. The Board meets periodically throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board also has the ability to establish committees thereof from time to time.

An Independent Trustee serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees comprised exclusively of Independent Trustees is appropriate because they believe it sets the proper tone for the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk) subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

Audit Committee. Mr. Pontin serves as Chair of the Audit Committee. The Board has determined that Mr. Pontin qualifies as an “audit committee financial expert” as defined in Item 3 of Form N-CSR. The principal responsibilities of the Audit Committee will be oversight of the Fund’s financial reporting process and the appointment, compensation and oversight of the Fund’s independent registered public accounting firm. In this regard, the Audit Committee is responsible for meeting with the independent accountants and the Fund’s management to discuss the results of audits of the Fund’s financial statements and any matters of concern relating to such financial statements. The Board of the Fund has adopted a written charter for the Audit Committee.

Nominating and Corporate Governance Committee. Mr. Jordan serves as Chair of the Nominating Committee. The principal functions of the Nominating Committee will be to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Trustees. The Board of the Fund has adopted a written charter for the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders or by Fund management, as it deems appropriate. Shareholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes, among other matters set forth in the Fund’s Bylaws, all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Trustees. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Investment Adviser

AllianceBernstein, L.P. serves as the Adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day selection of investments for the Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser’s principal executive offices are located at 501 Commerce Street, Nashville, TN 37203.

Advisory Agreement

Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. The Advisory Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Adviser, the Fund pays the Adviser a fee [at the annual rate of [ ]% per annum multiplied by the daily weighted average NAV of the Fund, including any temporary investments. The Management Fee will be paid monthly in arrears. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchase during the relevant month.]

Unless earlier terminated as described below, the Advisory Agreement will continue in effect for two years from the date of execution and will continue in effect from year to year if approved annually (a) by the Board of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s annual report for the fiscal year ended [ ], 2026. The basis for any subsequent continuation of the Fund’s investment advisory agreement will be provided in the annual or semi-annual reports to shareholders for the periods during which such continuations occur.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The day-to-day management of, and investment decisions for, the Fund are made by the portfolio investment committee of AB (the “PIC”). The following table lists the individuals with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Matthew J. Norton; since inception; Portfolio Manager	Senior Vice President of the Adviser; Chief Investment Officer of Municipal Bonds
Andrew D. Potter; since inception; Portfolio Manager	Senior Vice President of the Adviser
Daryl Clements; since inception; Senior Vice President	Senior Vice President of the Adviser

Compensation

[The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent. The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in a fund’s prospectus (if any) and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.].

Conflicts of Interest

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including other registered investment companies, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading. The Adviser’s employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advise given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by or potentially considered for purchase by the Fund.

Investments by Senior Management and Key Employees in the Fund and Other Accounts. Subject to applicable regulatory restrictions, the Adviser’s senior management and key employees may choose to personally invest, directly and/or indirectly, in the Fund. The senior management and key employees are not required to keep any minimum investment in the Fund and may invest in Other Accounts. Investments by the senior management and key employees in the Fund and/or Other Accounts could incentivize the senior management and key employees to increase or decrease the risk profile of the Fund.

Managing Multiple Accounts for Multiple Clients. Conflicts of interest may arise when an investment professional of the Adviser has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each of the Adviser’s clients may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as private funds, pension plans, separate accounts, collective trusts and charitable foundations. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients, subject to the exceptions noted below. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Additional information about the Adviser’s policy relating to the allocation of investment opportunities may be found in the Adviser’s Form ADV, which is updated from time to time.

As a registered closed-end management investment company, the Fund will generally be limited in its ability to make negotiated co-investments with its Adviser or its affiliates, including Other Accounts, without an exemptive order from the SEC, subject to certain exceptions. An Affiliate of the Adviser has received an exemptive order from the SEC that permits the Fund to co-invest alongside its affiliates in negotiated co-investments (the “Exemptive Order”), subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. The Fund may also engage in co-investments to the extent the only terms being negotiated consist of price and amount of securities to be acquired.

Other Accounts Managed

The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the other funds and accounts shown in the table below. The following table provides information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The table provides the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of [ ], 2026 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed		Total Assets			# of Accounts Managed for which Advisory Fee is Based on Performance		Total Assets for which Advisory Fee is Based on Performance
Matthew J. Norton	Registered Investment Companies:	[	]	$	[	]	[	]	$	[	]
	Other Pooled Investment Vehicles:	[	]	$	[	]	[	]	$	[	]
	Other Accounts:	[	]	$	[	]	[	]	$	[	]
Andrew D. Potter	Registered Investment Companies:	[	]	$	[	]	[	]	$	[	]
	Other Pooled Investment Vehicles:	[	]	$	[	]	[	]		[ ] [ ]
	Other Accounts:	[	]	$	[	]	[	]		[ ] [ ]
Daryl Clements	Registered Investment Companies:	[	]	$	[	]	[	]		[ ] [ ]
	Other Pooled Investment Vehicles:	[	]	$	[	]	[	]		[ ] [ ]
	Other Accounts:	[	]	$	[	]	[	]		[ ] [ ]

Beneficial Ownership of Securities.

The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of [    ], unless otherwise noted, is set forth below:

Dollar Range of Equity Securities in the Fund
Matthew J. Norton	None
Andrew D. Potter	None
Daryl Clements	None

ADMINISTRATOR

[    ] serves as the administrator to the Fund (in such capacity, the “Administrator”) pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. [In accordance with the Administration Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel.]

The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc. (the “Transfer Agent”), under which the Transfer Agent provides the Fund with transfer agency services. The Transfer Agent’s principal place of business is located at P.O. Box 786003, San Antonio, Texas 78278-6003. For providing transfer agency, dividend disbursing agency, repurchase offer agency and shareholder servicing support to the Fund, the Fund pays the Transfer Agent a transfer agency fee payable monthly based on the number of accounts administered, the types of accounts administered and the amount of assets held in such accounts.

The Fund has also entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian provides the Fund with custodian services. The Custodian’s principal place of business is located at [ ].

The Fund, the Distributor and the Transfer Agent may enter into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose Shares are held of record in omnibus accounts, including platforms that facilitate trading and recordkeeping by financial intermediaries. In return for these services, the Fund, the Distributor or the Transfer Agent pays sub-transfer agency fees to such financial intermediaries. If paid by the Fund, these expenses will be included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this prospectus.

DISTRIBUTOR

The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., an affiliate of the Adviser (the “Distributor”), which serves as the Fund’s principal underwriter and acts as distributor and placement agent of the Fund’s Shares on a best efforts basis, subject to various conditions.

FUND EXPENSES

Pursuant to the Advisory Agreement, the investment team of the Adviser, together with its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and related expenses and routine overhead expenses of such personnel allocable to such services, will be provided for and paid for by the Adviser.

[Other than such expenses that are expressly borne by the Adviser pursuant to the Advisory Agreement or the Administrator pursuant to the Administration Agreement, the Fund will bear all other costs and expenses of its operations and transactions, including, without limitation: (i) the cost of the Fund’s organization and any offerings; (ii) the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services; (iii) the cost of effecting sales and repurchases of the Shares and other securities, including, without limitation, as provided for under the Share Repurchase Program; (iv) interest payable on debt, if any, to finance the Fund’s investments; (v) Management Fees payable pursuant to the Advisory Agreement; (vi) fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities (including travel-related expenses (including in connection with potential investment and trading activity and which may include first-class travel)), provided that such fees shall not include fees paid to any sub-adviser; (vii) broken deal expenses; (viii) expenses of consultants, paying agents, registrars, servicers, financial advisors, investment bankers; (ix) fees and expenses relating to data and pricing services (e.g., Bloomberg); (x) trading order management systems (e.g., Everest and Efront) whose primary purpose is to support the Fund’s trading activities and related record keeping as well as the expenses of any subsidiary or special purpose vehicle in which the Fund invests; (xi) the costs associated with protecting the Fund’s interests in its investments, including legal fees; (xii) transfer agent and custodial fees; (xiii) fees and expenses associated with marketing and investor relations efforts (including attendance at investment conferences and similar events); (xiv) federal and state registration fees; (xv) any exchange listing fees; (xvi) U.S. federal, state, and local and non-U.S. taxes; (xvii) Independent Trustees’ fees and expenses (including travel and other costs associated with the performance of Independent Trustees’ responsibilities); (xviii) brokerage commissions; (xix) costs of proxy statements, shareholders’ reports and notices; (xx) costs of preparing government filings, including periodic and current reports with the SEC; (xxi) fidelity bond, liability insurance and other insurance premiums; (xxii) direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; (xxiii) fees and expenses associated with independent audits and outside legal costs; (xxiv) costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws and any fees (including licensing fees) and expenses relating to the Fund’s adherence with rules of any self-regulatory organization or applicable law in connection with the Fund’s activities; (xxv) all other fees and expenses payable to third parties retained by the Adviser to provide administrative services to the Fund on its behalf pursuant to the Administration Agreement, including, but not limited to, any sub-administrators or compliance providers; (xxvi) document storage and obligation tracking systems; and (xxvii) all other expenses incurred by the either the Fund or the Adviser and the Administrator in connection with operating the Fund’s business, including an allocation of the salaries and benefits of the Adviser’s and Administrator’s employees, contractors or agents and other compensation, including an allocation of information technology expenses related to such individuals, to the extent such individuals provide services related to or otherwise benefiting the organization and operations of the Fund and its investments and trading activities (the “Internal Fund Operating Expenses”) (excluding compensation for investment advisory services). Examples of Internal Fund Operating Expenses charged to the Fund shall include, without limitation, accounting personnel, legal personnel who assist with the Fund’s investment or trading activity, tax personnel, preparation and distribution of annual reports (including Form N-CSR), notices, statements and other communications to investors, internal audit services and oversight, monitoring of third-party service providers, cash management services that are administrative in nature, fund accounting and computer hardware and software.]

Expense Limitation Arrangement

[The Adviser has contractually agreed to reimburse expenses (exclusive of Management Fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to [ ]% of the Fund’s average daily net assets. This contractual arrangement will remain in effect at least until [ ] , unless the Board approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.]

Organizational and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering.

The Adviser will bear the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the Expense Limitation Agreement between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

PLAN OF DISTRIBUTION

AllianceBernstein Investments, Inc., located at 501 Commerce Street, Nashville, TN 37203, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund currently offers two classes of shares although the Fund reserves the right, subject to applicable law, to offer additional classes of Shares. The Fund has been granted exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable. The Fund currently offers Class A and Advisor Shares and may in the future register and include other classes of Shares in the offering. The Fund’s Shares are offered for sale through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s Shares and receipt of purchase orders and repurchase requests on its behalf. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. Please consult your financial firm for additional information. In reliance on Rule 415 of the Securities Act, the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund Shares.

The following table describes the initial and subsequent minimum purchase amounts for each class of Shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	$2,500	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	N/A	N/A
Class A Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, where in each case plan level or omnibus accounts are held on the books of the Fund.	$2,500	$50

The Fund reserves the right to waive investment minimums.

Purchasing Shares.

This section discusses how to buy different classes of shares of the Fund. The Fund offers two classes of shares.

The NAV of each of the Fund is disclosed daily on the Fund’s website or through the investor’s online account information at www.abfunds.com and/or by calling (800) 221-5672.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “Choosing a Share Class” below. Only Class A Shares offer Quantity Discounts on sales charges, as described below.

To effect an order for the purchase of the Fund’s shares, the Fund must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Fund’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

•

Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on the Transfer Agent’s service forms; Please contact Transfer Agent with any questions)

•	Any supporting documentation that may be required.

The Fund reserves the right, without notice, to revise the requirements for proper form.

HOW TO BUY SHARES

The purchase of the Fund’s shares is priced at the next-determined NAV after your order is received in proper form.

Class A Shares – Shares Available to Retail Investors

You may purchase the Fund’s Class A Shares through financial intermediaries, such as broker-dealers or banks. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC as described below.

Purchase Minimums and Maximums
Minimums:*
—Initial:	$2,500
—Subsequent:	$50

*

Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to “group retirement plans” (as defined below). These investment minimums also do not apply to persons participating in a fee-based program or “Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Fund.

Other Purchase Information

Your broker or financial intermediary (or their authorized designee) must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. The Transfer Agent must receive and confirm telephone requests before the Fund Closing Time, to receive that day’s public offering price. Call (800) 221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Fund, the Fund will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Fund shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Fund through their accounts at U.S. registered broker-dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Fund’s distributor permitting it to accept orders for the purchase and sale of Fund shares. The Fund will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of the Fund, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Tax-Deferred Accounts

Class A Shares are also available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class A Shares – Shares Available to Group Retirement Plans

Class A Shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”).

Class A Shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Advisor Shares

You may purchase Advisor Shares through your financial advisor at NAV. Advisor Shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund; and

•	through certain special arrangements approved by the Adviser.

Advisor Shares may also be available on brokerage platforms of firms that have agreements with the Distributor to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Advisor Shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Required Information

The Fund is required by law to obtain, verify, and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, physical address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account.

The Fund is required to withhold 24% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements.

The Distributor may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Distribution and Servicing Plan. The Fund has adopted a Distribution and Servicing Plan with respect to its Class A Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.

The amount of these fees for each class of the Fund’s Shares is:

	Distribution and/or Servicing Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	[	]%
Advisor Shares	0.00%

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class A Shares will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns) as compared to Advisor Shares. All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. The Distributor retains these fees for certain shareholder accounts, including those held directly with the Fund (with no associated financial intermediary). [0.25]% of such fee is a shareholder servicing fee and the remaining portion is a distribution fee.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC, and/or distribution and/or servicing fees that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Fund and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay is paid by the Distributor to financial intermediaries selling Class A Shares. The Distributor may also pay financial intermediaries a fee of up to [   ]% on purchases of Class A Shares that are sold without an initial sales charge.

For Class A Shares, up to 100% of the distribution and/or servicing fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Fund, the Distributor and/or the Adviser in several ways from various sources, which include some or all of the following:

-	upfront sales commissions;

-	distribution and/or servicing fees;

-	additional distribution support;

-	defrayal of costs for educational seminars and training; and

-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services, Educational Support and shareholder Services

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and distribution and/or servicing fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), the Distributor, at its expense, currently provides additional payments to firms that sell shares of the Fund. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the Fund and AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding the Fund and AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the Fund and the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Distributor may pay a portion of “ticket” or other transactional charges.

A number of factors are considered in determining the additional payments, including each firm’s Fund sales, assets and repurchase rates, and the willingness and ability of the firm to give the Distributor access to its financial advisors for educational and marketing purposes. In some cases, firms will include the Fund on a “preferred list”. The Distributor’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the Fund so that they can provide suitable information and advice about the funds and related investor services.

The Fund, the Distributor, and the Transfer Agent also may make payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. If paid by the Fund, these expenses will be included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, the Distributor and by sponsors of other funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Sales Charges

Class A Shares. You can purchase Class A Shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 2.5% of the offering price for the Fund. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A Shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares.

The sales charge schedule of Class A Share Quantity Discounts is as follows:

Amount Purchased	as % of Net Amount Invested	as % of Offering Price
[Less than $100,000	2.56%	2.50%
$100,000—$249,999	2.04%	2.00%
$250,000 and above	None *	None *]

*

For purchases under $[●], distribution-related compensation is effective immediately. For purchases of $[  ] or more, a [  ] % Contingent Deferred Sales Charge (CDSC) may apply for the first year. The distribution-related compensation will begin by the 13th month.

Except as noted below, purchases of Class A Shares in the amount of $[    ] or more; or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a [ ] % CDSC if repurchased or terminated within one year. The Distributor may pay a one-time commission equal to [ ] % of the purchase amount to financial intermediaries for purchases of $[ ] or more.

Class A Share purchases not subject to sales charges. The Fund may sell its Class A Shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

–

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries who purchase Class A Shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

–

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

–

certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund’s shares, and employees of the Adviser; or

–	persons participating in a “Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of repurchase or the original cost of shares being repurchased. This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the repurchase is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Shares. These shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A Shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at http://www.abfunds.com/go/OppCredit then click on “Literature–Understanding Sales Charges & Expenses”.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of the Fund by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Fund offers a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A Shares of the Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor’s purchases of Class A Shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the Fund will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charge otherwise applicable by repurchasing shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Rights of Accumulation

To determine if a new investment in Class A Shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in the Fund with the higher of cost or NAV of existing investments in the Fund, any registered investment company for which the Adviser serves as investment adviser, and any registered investment company for which AB serves as investment adviser that are mutual funds offering retail share classes (“AB Mutual Funds”). The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Currently, the AB Mutual Funds include:

[AB Bond Fund, Inc.	• AB Municipal Bond Inflation Strategy
• AB All Market Real Return Portfolio	• AB Sustainable Thematic Credit Portfolio	AB Cap Fund, Inc.
• AB Bond Inflation Strategy	• AB Tax-Aware Fixed Income Opportunities Portfolio	• AB All China Equity Portfolio
• AB Income Fund	AB High Income Fund, Inc.	• AB Concentrated Growth Fund
• AB Concentrated International Growth Portfolio	AB Large Cap Growth Fund, Inc.	• AB All Market Total Return Portfolio
• AB Emerging Markets Multi-Asset Portfolio	AB Municipal Income Fund, Inc.	• AB Growth Fund
• AB Global Core Equity Portfolio	• AB California Portfolio	• AB Sustainable Thematic Balance Portfolio
• AB Mid Cap Value Portfolio	• AB High Income Municipal Portfolio	• AB Tax-Managed Wealth Appreciation Strategy
• AB Select US Equity Portfolio	• AB National Portfolio	Sanford C. Bernstein Fund, Inc.
• AB Select US Long/Short Equity Portfolio	• AB New York Portfolio	• Intermediate Diversified Municipal Portfolio
• AB Small Cap Growth Portfolio	AB Municipal Income Fund II	• Intermediate Duration Portfolio
• AB Small Cap Value Portfolio	• AB Massachusetts Portfolio	• Intermediate New York Municipal Portfolio
• AB Sustainable US Thematic Portfolio	• AB Virginia Portfolio	• International Strategic Equities Portfolio
AB Core Opportunities Fund, Inc.	AB Relative Value Fund, Inc.	• International Small Cap Core Portfolio
AB Discovery Growth Fund, Inc.	AB Sustainable Global Thematic Fund, Inc.	• Small Cap Core Portfolio]
AB Equity Income Fund, Inc.	AB Sustainable International Thematic Fund, Inc.
AB Fixed-Income Securities, Inc.	AB Trust
• AB Government Money Market Portfolio	• AB Discovery Value Fund
AB Global Bond Fund, Inc.	• AB International Value Fund
AB Global High Risk Allocation Fund, Inc.	• AB Large Cap Value Fund
The AB Portfolios

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund held in:

•	all of the shareholder’s accounts at the Fund or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or Minimize Charges On Repurchases.

CDSC Waivers for Class A Shares

The Fund will waive the CDSCs on repurchases of shares in the following circumstances, among others:

•	following the death or disability of a shareholder;

•	if the repurchase represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 73; or

•

if the repurchase is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Other Programs—Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of the Fund through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more.

CHOOSING A SHARE CLASS

The Fund intends to offer two classes of Shares: Advisor and Class A Shares. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•

whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A Shares); and

•	whether a share class is available for purchase.

Class A Shares are designed for investors with a long-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A or Advisor Shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

HOW TO SELL SHARES

No shareholder will have the right to require the Fund to repurchase such shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Please see “Share Repurchase Program” below.

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

To provide shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date, although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund will distribute payment to shareholders no later than seven calendar days after the Repurchase Pricing Date. The quarterly repurchases will commence in the months of January, April, July and October, with payment being distributed to shareholders within the time period discussed above.

The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund.

If during any consecutive 24-month period, the Fund does not engage in a repurchase offer in which the Fund accepts 100% of properly tendered shares (i.e., a repurchase offer that is undersubscribed) (a “Qualifying Tender”), the Fund will not make any new investments (excluding (i) short-term cash management investments under 30 days in duration and (ii) follow-on investments, future fundings or similar investments in issuers of which the Fund already holds investments), and the Fund will reserve all available investable assets to satisfy future tender requests until a Qualifying Tender occurs.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to shareholders or financial intermediaries a notification of its offer to repurchase Shares (“shareholder Notification”). Financial intermediaries, in turn, are responsible for providing the shareholder Notification to their respective customers who are shareholders of the Fund. The shareholder Notification will contain information shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (800) 221-5672 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting summarized in Appendix A to this prospectus. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge by calling (800) 227-4618, (2) on the SEC’s website at http://www.sec.gov and (3) on the Fund’s website at www.abfunds.com. This reference to the website does not incorporate the contents of the website into this prospectus.

CODE OF ETHICS

The Fund’s Board has adopted a code of ethics pursuant to Rule 17j-1 under 1940 Act. The Board has approved the respective Codes of Business Conduct and Ethics adopted by the Adviser and the Distributor. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The codes of ethics are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

BROKERAGE TRANSACTIONS

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage.

Portfolio transactions for the Fund will be allocated to brokers and dealers on the basis of numerous factors and not necessarily lowest pricing. Brokers and dealers may provide other services that are beneficial to the Adviser and/or certain Accounts, but not beneficial to all Accounts. Subject to best execution, in selecting brokers and dealers (including prime brokers) to execute transactions, provide financing and securities on loan, hold cash and short balances and provide other services, the Adviser may consider, among other factors that are deemed appropriate to consider under the circumstances, the following: price; likelihood of execution; likelihood of execution within a desired timeframe; market conditions; ability of a counterparty to execute in desired volume; ability of a counterparty to act on a confidential basis; ability of a counterparty to act with minimum market effect; creditworthiness of a counterparty in relation to risk created by the transaction; willingness and ability of a counterparty to make a market in particular securities; operational coordination by a counterparty with the asset management firm and custodians of the firm’s clients, including ability to communicate to settle trades reliably and to quickly and effectively resolve differences; counterparty’s reputation for ethical and trustworthy behavior; willingness of a counterparty to commit capital to a particular transaction; the market knowledge of a counterparty and as applicable the value of research provided; ability of a counterparty to source and/or execute difficult transaction in unique and/or complex securities; and identifying the key components of favorable and efficient executions.

Many of the investments that the Adviser manages involve specialized services or unique sourcing considerations, resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services. Accordingly, the commission rates (or dealer markups and markdowns arising in connection with riskless principal transactions) charged to the Fund by brokers or dealers in the foregoing circumstances may be higher than those charged by other brokers or dealers that may not offer such services. A significant portion of the trading done for the Fund is done on a net basis, so in many circumstances it may not be possible to determine the amount of commission being paid to a broker or dealer. The Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread.

From time to time, the Fund may pay a broker-dealer commissions for effecting Fund transactions in excess of that which another broker-dealer might have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker-dealer. The Adviser may cause the Fund to effect such transactions, and receive such brokerage and research services, only to the extent that they fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and subject to prevailing guidance provided by the SEC regarding Section 28(e). The investment information provided to the Adviser is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

If the Adviser decides, based on the factors set forth above, to execute over-the-counter transactions on an agency basis through Electronic Communications Networks (“ECNs”), it will also consider the following factors when choosing to use one ECN over another: the ease of use; the flexibility of the ECN compared to other ECNs; and the level of care and attention that will be given to smaller orders.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund’s shareholders, will be taxable as ordinary income.

NET ASSET VALUATION

NAV per Share will be determined daily on each day the NYSE is open for trading or at such other times as the Board may determine. NAV per Share is determined, on a class specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Fund Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. Each Class A Share will be offered at NAV plus any applicable sales load, while each Advisor Share will be offered at NAV. The Fund’s net assets are available to holders of preferred shares (if any) and Shares. If any preferred shares are outstanding, net assets available for the shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

The Fund values its investments at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board. Pursuant to these procedures, the Adviser, as the Fund’s “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, is responsible for making all fair value determinations relating to the Fund’s portfolio investments, subject to oversight of the Fund’s Board.

The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s NAV is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Adviser is responsible for determining in good faith the fair value in accordance with the valuation policy approved by the Board. The Adviser values the Fund’s investments in accordance with FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices or values derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Consistent with ASC 820, each investment will be categorized into a valuation level based upon the method and corresponding inputs used to derive fair value. The valuation process prioritizes the use of market observable inputs over unobservable/internal inputs, where relevant. The hierarchy of valuation levels is defined below.

i.	Level 1: Fair value is determined by quoted prices in active markets for identical investments. Examples of this include exchange-traded investments.

ii.

Level 2: Fair value is determined by other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, default rates, credit risk, etc.). Examples of this include traded positions with a higher liquidity profile, positions where multiple broker prices can be observed and certain derivative instruments (including foreign currency contracts).

iii.

Level 3: Fair value is determined by significant unobservable inputs. The assets within this level are typically valued using a discounted cash-flow analysis, broker quotes not qualifying as Level 2, or through other comparable internal analysis that requires management’s involvement to arrive at fair value.

The Fund’s investments will generally be valued at their current market values as determined in the following manner:

1.	Loan portfolio investments will generally be valued utilizing the methodologies included in Level 3.

The fair value of loan portfolio investments, which are not quoted securities, whether performing or non-performing, will generally be based on a risk-adjusted discounted cash flow analysis. The projected cash flows may include contractual payments of interest and principal, proceeds from a sale of collateral on or after foreclosure, proceeds from a negotiated discounted pay-off, operating cash flows, and associated costs including servicing, legal and other fees. A risk-adjusted discount rate is then applied to these cash flow projections to determine current valuation.

2.	Corporate securities investments may fall into any of the valuation levels.

Corporate securities that fall into Level 1 will be valued at the market settlement price, which generally represents last executed market price. If a bid-ask spread is quoted in absence of a discrete settlement price active positions will be valued at the bid (long) or ask (short).

Corporate securities that fall into Level 2 are generally those positions for which quotes are available from more than one source. These positions will generally be valued at the bid (if held long), the ask (if held short) or as otherwise supplied by pricing vendors, with certain permitted exceptions.

Corporate securities that fall into Level 3 will be valued using external or internal models, including models developed by third-party pricing services and models developed by the Adviser that incorporate risk adjusted cash flow projections and risk-adjusted discount rates.

3.

Structured credit investments will generally be valued using quotes, through independent pricing services, or through an internal discounted cash flow model that considers the performance of the underlying collateral, benchmark rates, current spreads, and other market information. If the quotes or model are based upon significantly observable inputs they will be included in Level 2, otherwise they will be included in Level 3.

4.

Hard assets such as aircraft, vessels and equipment will typically be Level 3 and valued using a discounted cash-flow analysis. The analysis will consider factors such as streams of rental income on current and future leases, costs relating to refurbishments, spares, broker fees, maintenance reserves, disposition strategy (sale or part-out) and exit timing.

Inputs to valuations are monitored on an ongoing basis to ensure they remain reasonable and consistent with market. This monitoring includes, but is not limited to, cash flow projections, the risk premium component of the discount rate, solicited quotes, and reference market data. Valuation methodologies utilized for new investment strategies or asset classes are also fully assessed.

Prices provided by a pricing service are not, and broker-dealer quotes may not be, actual bids or offers for the relevant securities.

If market values for any of these investments are not readily available or are unreliable, they will be valued at fair value under the Fund’s procedures as discussed above.

CONFLICTS OF INTEREST

General

The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and its affiliates, and the Adviser and its affiliates are subject to a range of conflicts of interest in their management of the Fund and other accounts. While the potential for conflicts of interest is inherent to the relationships among the Adviser and its affiliates and the entities, including the Fund, that they manage, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.

Managing Multiple Accounts for Multiple Clients

The Adviser manages a number of different accounts, including other investment funds, with investment objectives and strategies similar to those of the Fund. Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the Adviser’s affiliated group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser and its affiliates. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by, and therefore benefit, one or more affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by, and therefore benefit, one or more affiliates or their other accounts.

The Adviser and its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Allocation of Investment Opportunities and Order Aggregation

The Adviser has adopted allocation procedures that are intended to treat the Fund and other accounts in a manner that, over time, is fair and equitable. In the event investment opportunities are allocated among the Fund and other accounts, the Fund may not be able to structure its investment portfolio in the manner desired. The Fund may co-invest with funds managed by the Adviser or any of its affiliates, subject to compliance with applicable regulations, existing regulatory guidance, the Exemptive Order (as applicable), and the Adviser’s allocation procedures. Additionally, the Fund and other accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to other accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers. The Adviser and its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Generally, orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Co-Investments

The Adviser may determine that the Fund should invest on a side-by-side basis with one or more other accounts managed by the Adviser or other members of its affiliated group. The Fund is not permitted to make certain negotiated co-investments with the Adviser or its affiliates without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments may be made only in accordance with the terms of the applicable Exemptive Order subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

Affiliated Transactions and Affiliated Brokers

The Fund will enter into certain transactions with the Adviser and/or its affiliates, including, but not limited to, transactions for the provision of services to the Fund by such parties, subject to the limitations on affiliated transactions under the 1940 Act. To the extent the Fund is permitted to engage in such transactions, it is expected that a number of such transactions may give rise to potential conflicts of interest. Although no exact statement of the full range of such transactions can be made, it is expected that any such transaction will be entered into by the relevant parties on an arm’s-length basis. The Fund may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.

The Fund generally will not place orders for the purchase or sale of securities with affiliated brokers of the Adviser without approval from the Board. If such orders are placed, they will be consistent with the Fund’s objective of obtaining the best execution and would not be dependent upon the fact that the executing broker-dealer is an affiliate of the Adviser.

The Adviser and/or its affiliates may enter into certain other advisory relationships with or otherwise receive services from affiliates which may provide brokerage services, research products, and other products and services to the Fund or an entity in which the Fund invests. The Adviser could potentially be incentivized to engage its affiliates to provide such services in order to benefit its affiliates, and the fees and other expenses incurred by the Adviser in connection with any such relationships or services (e.g., brokerage fees) may ultimately be borne by the Fund.

The Adviser and its affiliates have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more members of the Adviser’s affiliated group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the Adviser’s affiliated group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or an affiliate of the Adviser. In connection with any such investments, the Fund would pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

Advisory Fees and Other Monetary Incentives

The Adviser has an interest in having its clients invest, and stay invested, in the Fund because the Adviser receives fees based on the amount of assets invested in the Fund. Additionally, Fund shares are not redeemable by investors but will be subject to quarterly repurchases by the Fund. The size of any such repurchases will be determined by the Board, in part, on the recommendation of the Adviser. The Adviser has a conflict of interest with respect to its recommendation on the size of any such repurchases.

The Adviser, its affiliates, and their personnel may also benefit from increased overall amounts of assets under management. Fees and commissions may be higher than for other products or services, and the remuneration and profitability to the Adviser or its affiliates resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other services or products. The Fund is expected to be sold to, among others, investment advisory clients of the Adviser and/or its affiliates. Because the Adviser receives fees based on the amount of assets invested in the Fund, the Adviser has an interest in having its clients invest, and stay invested, in the Fund.

Certain employees from the Adviser’s legal, compliance and other departments will provide legal and related support or corporate secretarial services to the Adviser in connection with the operational and investment activities of the Fund. The salaries, fees and other expenses paid by the Adviser with respect to such services will be reimbursed by the Fund subject to the limits described herein. Additionally, separate divisions within the AB group may refer certain business and investment opportunities to each other, or otherwise enter into arrangements with each other that could result in fee sharing or other forms of compensation. The Adviser may advance funds for or otherwise facilitate the payment of the Fund’s expenses for the benefit of the Fund, including, but not limited to, operating and other Fund-related expenses. The Adviser will be entitled to seek and receive reimbursement for any such paid amounts.

Material Non-Public Information; Information Walls

The Adviser’s affiliates will periodically come into possession of confidential or material, non-public information. Disclosure of such information within the affiliated group is limited to members of working groups with a need for such information. Therefore, the Fund will not have access to material, non-public information in the possession of the Adviser’s affiliates that might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. In the event any material, non-public information is disclosed to any of the Adviser’s officers or employees (including in their capacity as a member of a company’s board of directors), any member of the Adviser’s portfolio management team or any other person responsible for the affairs of the Fund, the Fund may be prohibited by applicable securities laws and the Adviser’s internal policies from acting upon any such information. Due to these restrictions, the Fund may not be able to make an investment that it otherwise might have made or sell an investment that it otherwise might have sold.

Under certain circumstances, allowing affiliated personnel to act upon information in the possession of the Adviser’s affiliated group might conflict with those affiliates’ duties to investors in the Fund or otherwise conflict with legal or regulatory obligations applicable to those affiliates’ businesses. In such event, the Adviser might not be permitted to utilize such information in connection with its management of the Fund or might be restricted from taking actions on behalf of the Fund with respect to its investments.

The Adviser has implemented specified policies and procedures to mitigate potential conflicts of interest and address regulatory requirements and contractual restrictions. Such policies and procedures may reduce the synergies across the Adviser’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Adviser has implemented certain information-sharing policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of finding attractive investments. From time to time, other groups within the Adviser or its affiliates may be in possession of material non-public information with respect to the Fund’s investments or potential investments and, as a result, such other groups are restricted by the Adviser’s information sharing policies and procedures or by law or contract from sharing such information, even where the disclosure of such information would be in the best interests of the Fund, and the disclosure of which would otherwise influence the decisions taken by the Adviser with respect to such investments or potential investments. Accordingly, as a result of such restrictions, the investment activities of the Adviser’s other groups may differ from, or be inconsistent with, the interests of and activities which are undertaken for the account of the Fund, and there can be no assurance that the Fund will be able to fully leverage the resources and expertise of the Adviser’s other businesses.

The Adviser’s affiliates are not obligated to share any investment opportunity, idea or strategy with the Fund or the Adviser.

Other Business Activities; Devotion of Time

The Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Adviser and its affiliates are not restricted from forming investment funds

(including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

As part of its regular business, the Adviser provides a broad range of asset management, advisory, research and other services. The Adviser has long-term relationships with a significant number of institutions and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, which may result in certain transactions that the Adviser will not undertake on behalf of the Fund in view of such relationships. Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of the Adviser will be made available to the Fund.

The relationships among the Fund, other accounts managed by the Adviser and its affiliates are complex and dynamic and as the Adviser’s and the Fund’s businesses change over time, the Adviser and its affiliates may be subject, and the Fund may be exposed, to new or additional conflicts of interest. There can be no assurance that this discussion addresses or anticipates every possible current or future conflict of interest that may arise or that is or may be detrimental to the Fund or its shareholders. You should consult with your own advisers regarding the possible implications on your investment in the Fund of the conflicts of interest described herein.

Proxy Voting Conflicts of Interest

The Adviser recognizes that there may be a potential material conflict of interest when it votes a proxy solicited by an issuer that sponsors a retirement plan the Adviser manages (or administers), that distributes funds sponsored by the Adviser’s affiliates, or with which the Adviser or one or more of its employees have another business or personal relationship that may affect how the Adviser votes on the issuer’s proxy. Similarly, the Adviser may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the Adviser has established procedures for use when it encounters a potential conflict to ensure that its voting decisions are based on clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is a client) and reviewing proposed votes for these companies and organizations in light of the applicable voting policy and proxy advisors’ recommendations. If the proposed vote is contrary to such policy, the proposed vote is referred to the Adviser’s Conflicts Officer for his or her determination. In addition, the Proxy Voting and Governance Committee takes reasonable steps to verify that the primary proxy advisor continues to be independent, including an annual review of such advisor’s conflict management procedures.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Your financial advisor’s firm may receive compensation from the Fund, the Adviser, and the distributor in several ways from various sources, which include some or all of the following: upfront sales commissions; Rule 12b-1 fees (if applicable); additional distribution support; defrayal of costs for educational seminars and training; and payments related to providing shareholder record-keeping and/or transfer agency services.

The Fund engages a distributor to solicit investments in the Fund. The distributor is authorized to retain and compensate financial intermediaries to provide ongoing distribution and sales support services as well as investor and shareholder services. In addition, to the extent permitted by applicable law, the Adviser and its affiliates may make payments to authorized dealers and other financial intermediaries periodically to promote the Fund and/or other products. These payments may compensate intermediaries for, among other things: marketing the Fund and other products; access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The payments made by the Adviser and its affiliates may be different for different intermediaries. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

If one fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, the distributor, and by sponsors of other funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

Sub-Transfer Agency and Recordkeeping Payments

Financial intermediaries and recordkeepers, which may have affiliated financial intermediaries that sell shares of the Fund, may be paid by the Fund, the Adviser, the distributor, and the transfer agent (i) account fees, (ii) asset-based fees, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or the distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans. Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Additional information about the Adviser’s conflicts of interest policies and procedures may be found in the Adviser’s Form ADV, which is updated from time to time and is available on the SEC’s website at www.adviserinfo.sec.gov.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax considerations regarding the Fund and the purchase, ownership and disposition of Shares. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules, and does not address any state, local, non-U.S. or other tax consequences. Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult the shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Current and prospective shareholders are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund

The Fund intends to elect and to qualify to be treated as a RIC under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”; and (b) meet the Code’s asset diversification test, which requires that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. A “qualified publicly traded partnership” is a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof); (ii) that derives less than 90% of its annual income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (iii) that has met the gross income requirements under Code Section 7704(c)(2) such that it will be treated for tax purposes as a partnership.

For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury Regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from previous years.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure or otherwise fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders, in each case, subject to certain holding period and other requirements. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares as capital assets). A return of capital reduces the basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to the Fund’s shareholders, and which will be recognized by the shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of qualified dividend income as discussed below.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the 90% gross income test described above.

If the Fund holds 10% or more of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a CFC, such as the Fund, regardless of whether a U.S. Shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the 90% gross income test described above, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects or is required to accrue such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or that may make the Fund subject to otherwise avoidable redemption fees or by borrowing the necessary cash, thereby incurring interest expenses.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. For example, the Fund may invest a portion of its net assets in below investment grade debt instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. Similarly complicated tax issues could arise in connection with the Fund’s derivative financial instruments. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

If the Fund utilizes leverage through the issuance of preferred shares, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares. Limits on the Fund’s ability to pay dividends on Shares may prevent the Fund from meeting the minimum distribution requirement described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the excise tax described above. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the minimum distribution requirement described above that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. Any such carryforward losses will retain their character as short-term or long-term. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as (i) the sum of the Fund’s excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that the Fund is required to distribute and that is taxable to shareholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years. Any underwriting fees paid by the Fund are not deductible.

The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the minimum distribution requirement described above.

The Fund may experience relatively large repurchase requests due to transactions in Fund shares by significant investors. If large shareholder repurchases occur, the Fund could be required to sell portfolio securities and this may result in the Fund’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Adviser, provide tax management services to their clients that invest in the Fund. As part of these services, those investment advisers conduct year-end trading on behalf of their clients to offset capital gains where possible, which may result in buying and selling shares in the Fund. These transactions could result in the Fund experiencing temporary asset inflows or outflows at year end. The Adviser’s affiliate coordinates with the Adviser to try to ensure that the implementation of its tax management strategies will not compromise the interests of the Fund or its shareholders, and the Adviser considers that it has a fiduciary duty to both the Fund’s and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require the Fund to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Fund’s realization of capital gains. If a significant amount of the Fund’s assets is allocated to cash or cash equivalents, it may be more difficult for the Fund to achieve its investment objective. Implementation of tax management strategies may also require the Fund to incur transaction costs, which will reduce its return.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses. Distributions from capital gains generally are made after applying any available capital loss carryforwards. However, if the Fund retains any net capital gains for investment, it will be subject to a corporate tax (currently at the rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

The Fund intends to qualify to pay exempt-interest dividends to their respective U.S. Shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of the Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly reported as an exempt-interest dividend and that consists of interest received by the Fund on such tax-exempt securities. U.S. Shareholders of the Fund would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from the Fund, but an investment in the Fund may result in liability for federal and state alternative minimum taxation and may subject certain U.S. Shareholders to state and local taxes.

The Fund anticipates that a substantial portion of its dividends will be exempt from regular U.S. federal income taxes. Shareholders may be subject to state and local taxes on distributions from the Fund, including distributions that are exempt from U.S. federal income taxes.

Interest on indebtedness incurred or continued by a U.S. Shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent it relates to exempt-interest dividends received by the U.S. Shareholder from the Fund. Any loss incurred on the sale or redemption of the Fund’s shares held for six months or less may be disallowed to the extent of exempt-interest dividends received with respect to such shares.

From time-to-time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such legislation or litigation may have the effect of raising the state or other taxes payable by shareholders on such dividends. U.S. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a shareholder has held Shares. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund would be characterized as ordinary income for

U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with original issue discount) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to a non-corporate shareholders will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to qualified dividend income.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Treasury Regulations allow the Fund to pass-through the deduction with respect to taxable ordinary dividends from REITs to shareholders. However, currently there is no mechanism to pass through the deductions with respect to income from publicly traded partnerships.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares of the Fund as capital assets). A return of capital reduces the basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares.

Shareholders receiving dividends or distributions in the form of additional Shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) Shares being held by at least 500 persons at all times during a taxable year, (ii) Shares being continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act) or (iii) Shares being treated as regularly traded on an established securities market. However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of non-corporate shareholders, (1) the Fund’s earnings will be computed without taking into account such shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses, (2) each such shareholder will be treated as having received or accrued a distribution from the Fund in the amount of such shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such shareholder will be treated as having paid or incurred such shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such shareholder. Miscellaneous itemized deductions generally are not deductible by a non-corporate shareholder.

Sale or Exchange of Shares. The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.

In general, non-corporate shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate shareholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

Reporting to the IRS and to shareholders of adjusted cost basis information is required for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Tax-Exempt shareholders. A shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. Shareholders even from tax treaty countries; and (d) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against a shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and repurchase proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Tax Shelter Reporting. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Medicare Tax on Net Investment Income. Individual and other non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of

Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. Shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. Shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. Shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. Shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. Shareholder were a U.S. Shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. Shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to back-up withholding at the appropriate rate. In addition, dividend reinvestments will be made net of any applicable U.S. withholding taxes.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, U.S. federal withholding tax will not apply to any distributions of net long-term capital gains or any gains realized upon the sale or other disposition of Shares. However, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, Fund distributions to a non-U.S. Shareholder attributable to gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. Shareholder owning more than 5% of the class of Shares throughout such person’s holding period for the repurchased Shares (or, if shorter, the previous five years) may be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. Shareholder having additional filing requirements. In addition, a repurchase of Shares may be subject to U.S. federal income tax withholding to the extent such repurchase is treated as a taxable distribution, as described above.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A 30% withholding tax is imposed on dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA AND RELATED CONSIDERATIONS

Prospective investors that are, or is acting on behalf of, any (i) employee benefit plans subject to Title I of ERISA, such as corporate pension plans (each, an “ERISA Plan”); (ii) plans subject to Section 4975 of the Code, such as IRAs and Keogh plans ; (iii) plan or other entity that is not subject to Title I of ERISA or Section 4975 of the Code but is subject to any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code ( “Similar Law”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards.

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, Section 4975 of the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, and prohibited transaction provisions of ERISA, Section 4975 of the Code and any other applicable Similar Laws. Furthermore, absent satisfying all of the requirements of a prohibited transaction exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan. Each purchaser of Shares that is or may become a Plan is responsible for determining the extent, if any, to which the purchase and holding of Shares will constitute a non-exempt prohibited transaction under ERISA, Section 4975 of the Code or any Similar Law, and otherwise for determining compliance with ERISA, Section 4975 of the Code and any applicable Similar Law.

The Fund intends to conduct its affairs so that its assets should not be deemed to constitute “plan assets” under the ERISA and/or Section 4975 of the Code or for purposes of any Similar Law. Under current law, because the Fund is registered as an investment company under the 1940 Act, it is anticipated that the Fund’s assets will not be deemed “plan assets” of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA and/or Section 4975 of the Code or any Similar Law. Thus, it is not expected that the Adviser will be a fiduciary within the meaning of ERISA, Section 4975 of the Code or any Similar Law with respect to the assets of any Plan that becomes a shareholder, solely as a result of the Plan’s investment in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The foregoing discussion is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA, Section 4975 of the Code or any Similar Law of an investment in the Fund by a Plan.

DISTRIBUTIONS

The Fund intends to make a distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s monthly distributions are considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions is not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income (if any) undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income (if any) and net capital gain, such excess distributed amount would be treated as ordinary dividend income only to the extent of the Fund’s current and accumulated earnings and profits; any distributions in excess of the Fund’s current and accumulated earnings and profits would generally be treated as a return of capital. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on date determined by the Board.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital) will be furnished to shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to shareholders using offering proceeds it receives or borrowings, such distributions may constitute a return of capital.

There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “U.S. Federal Income Tax Considerations” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income (if any), determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to shareholders.

DISTRIBUTION REINVESTMENT PLAN

The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Such written instructions must be received at least 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under this plan, if the Fund declares a cash dividend or other distribution, each shareholder will have their cash distribution automatically reinvested (net of applicable withholding tax) in additional Shares, rather than receiving the cash distribution, unless such shareholder opts out of the DRIP. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in the Fund’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan (generally 30 days). If a shareholder elects to “opt out” that shareholder will receive cash dividends or other distributions.

Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

Additional information about the reinvestment of distributions may be obtained by calling (800) 221-5672. Direct shareholders can call AllianceBernstein Investor Services, Inc. for additional information about the reinvestment of dividends or capital gains distribution.

ADDITIONAL INFORMATION REGARDING THE DECLARATION OF TRUST AND BYLAWS

The following description of the terms of the Fund and its shares is only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust and Bylaws are filed with the SEC as exhibits to the Fund’s registration statement.

Outstanding Securities

The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of [  ], 2026:

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Class A	Unlimited	–	[ ]
Advisor Class	Unlimited	–	[ ]

General. The Declaration of Trust provides that the Fund may issue up to an unlimited number of shares. The Shares are fully paid and non-assessable.

Shareholders are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Shareholders also are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund.

Each outstanding share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees.

Preferred Shares. Although the Fund has no intention of issuing preferred Shares (“Preferred Shares”) within one year of the date of this prospectus, the Fund may offer Preferred Shares as a means of providing leverage to the Fund in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance.

Number of Trustees; Vacancies. The Declaration of Trust provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of shareholders at which a quorum is present.

Removal of Trustees. The Fund’s Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees.

Amendments to the Fund’s Declaration of Trust and Bylaws. Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and Bylaws, the Board has the exclusive power to amend or repeal the Bylaws or adopt new bylaws at any time.

Classes of Shares. The Declaration of Trust permits the Board to establish multiple classes of shares in the Fund, with each class having the relative rights and preferences set forth in the Declaration of Trust, unless otherwise provided in the resolution or other document establishing the class. The shares offered through this prospectus represent the only class of Fund shares existing as of the date of this prospectus. Subject to any necessary regulatory approvals, additional classes of shares may be established and offered in the future. The establishment of additional classes is not expected to affect the rights and preferences of the classes of shares offered in this prospectus.

Quorum. The Bylaws provide that the presence of shareholders entitled to cast thirty-three and one-third percent (33 1/3%) of the shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless applicable law provides otherwise. However, because the Bylaws may be amended by the Board, the Board has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board of Trustees to prevent some shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Calling of Meetings of shareholders. The Bylaws provide that meetings of shareholders may be called as required by the Declaration of Trust and by the Board. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Secretary of the Fund upon the written request of shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting. Annual meetings of shareholders of the Fund will not be held unless otherwise required by the 1940 Act, the Declaration of Trust or the Bylaws.

LEGAL PROCEEDINGS

From time to time, the Fund or the Adviser may become a party to legal proceedings in the ordinary course of business. Neither the Fund nor the Adviser is currently subject to any material legal proceedings.

REPORTS TO SHAREHOLDERS

The Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

As soon as practicable after the end of each calendar year, in the case of U.S. Shareholders, an annual IRS Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. Shareholders, an annual IRS Form 1042-S, will be furnished to shareholders subject to the IRS reporting.

TERM

The Fund’s term is indefinite and will continue until the Fund has been dissolved and terminated under the terms of the Fund’s Declaration of Trust or Bylaws.

FISCAL YEAR

For accounting and tax purposes, the Fund’s fiscal year and tax year is the 12-month period ending on [ ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has selected [ ] as the independent registered public accounting firm of the Fund. [  ] is responsible for the auditing of the annual financial statements of the Fund. [  ]’s principal business address is [  ].

LEGAL COUNSEL

Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104-2808, is counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this prospectus, the Fund had not commenced operations, and, therefore, the officers and trustees of the Fund as a group beneficially owned no shares of the Fund and, as of that date, no person held an interest in the Fund equal to 5% or more of outstanding shares of the Fund, except for the Adviser and/or one of its subsidiaries.

INQUIRIES AND FINANCIAL INFORMATION

Inquiries concerning the Fund and the shares (including information concerning subscription and withdrawal procedures) should be directed to your financial advisor or to (800) 221-5672.

Shareholders may request a copy of the annual report at no charge by calling the Fund at the telephone number indicated above during regular business hours. The Fund’s annual report and semi-annual report, when published, will be available free of charge via hyperlink at https://www.ABFunds.com.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended [ ], 2026, together with the notes thereto, and reports of [ ] independent registered public accounting firm for the Fund, will be available in the Fund’s annual report once the Fund has completed its first annual fiscal period.

[Initial financial statements and report of the independent registered public accounting firm to be provided in a subsequent filing.]

APPENDIX A

PROXY VOTING POLICY AND PROCEDURES

[To be added.]

A-1

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations

Part B: Statement of Assets and Liabilities. To be filed by amendment.

(2)	Exhibits:

	(a)	(1) Certificate of Trust(1)

(2) Initial Declaration of Trust(1)

(3) Amended and Restated Declaration of Trust(2)

	(b)	Bylaws(2)

	(c)	Not applicable

	(d)	Multiple Class Plan(2)

	(e)	Distribution Reinvestment Plan(2)

	(f)	Not applicable

	(g)	Investment Advisory Agreement(2)

	(h)	(1) Distribution Services Agreement(2)

(2) Distribution and Servicing Plan(2)

(3) Broker-Dealer Selling Agreement(2)

	(i)	Not applicable.

	(j)	Custody Agreement(2)

	(k)	(1) Transfer Agency and Service Agreement(2)

(2) [Administrative Reimbursement Agreement](2)

(3) Expense Limitation Agreement(2)

	(l)	Opinion and Consent of Dechert LLP(2)

	(m)	Not applicable.

	(n)	Consent of Independent Registered Public Accounting Firm(2)

	(o)	Not applicable.

	(p)	Initial Subscription Agreement(2)

	(q)	Not applicable.

	(r)	(1) Code of Ethics of the Registrant(2)

(2) Code of Ethics of Adviser(2)

	(s)	Powers of Attorney.(2)

(1)	Filed herewith
(2)	To be filed by amendment

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance or Distribution

Not applicable.

Item 28.	Persons Controlled by or Under Common Control with the Registrant

None

Item 29.	Number of Holders of Securities

As of [●], 2026:

Title of Class	Number of Record Holders
Class A	[	]
Advisor Class	[	]

Item 30.	Indemnification

Reference is made to Article VII of the Amended and Restated Declaration of Trust. The Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(3).

In addition, the Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisor

Information as to the directors and officers of AllianceBernstein, L.P., the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of [ ], and AllianceBernstein, L.P., 501 Commerce Street, Nashville, TN 37203.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.

The Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten per-cent from its net asset value as of the effective date of the registration statement, or (2) the net asset value in-creases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i.	To include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.

To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.

To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement

b.

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

i.	If the Registrant is relying on Rule 430B:

1.

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2.

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.	If the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii.	Free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii.

The portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

a.

For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.

For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Not applicable.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Nashville, and State of Tennessee, on the 18th day of May, 2026.

AB Tax-Aware Credit Opportunities Fund (A Delaware statutory trust)

By:	/s/ Brian Doyle-Wenger
Brian Doyle-Wenger
Sole Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Name	Title	Date

/s/ Brian Doyle-Wenger Brian Doyle-Wenger	Sole Initial Trustee	May 18, 2026

EXHIBIT INDEX

(a)(1)	Certificate of Trust

(a)(2)	Initial Declaration of Trust